                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

                               VAN ECK VIP TRUST
               (Exact name of registrant as specified in charter)

                      666 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                      666 Third Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2015

Item 1. Report to Shareholders.

SEMI-ANNUAL REPORT
J U N E 3 0 , 2 0 1 5
( u n a u d i t e d )

Van Eck VIP Trust

Van Eck VIP Global Hard Assets Fund

Van Eck VIP Global Hard Assets Fund

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of June 30, 2015 and are subject to change.

VAN ECK VIP GLOBAL HARD ASSETS FUND

(unaudited)

Dear Shareholder:

The Initial Class shares of the Van Eck VIP Global Hard Assets Fund (the “Fund”) returned -1.63% for the six months ended June 30, 2015. To compare, the Standard and Poor’s (S&P®) North American Natural Resources Sector Index (SPGINRTR)1 lost 4.14% for the same period. Two key aspects of the Fund that contributed to performance relative to its primary benchmark were the absence of any position in the integrated oil & gas sub-sector and an overweight position and outperformance in the oil & gas exploration & production sub-sector.

At the end of the six-month period, energy was the Fund’s largest sector weighting, although this exposure continued to remain underweight compared to its benchmark. While the Fund ended December 2014 with its lowest average monthly weighting in energy for the calendar year, its overall exposure to energy was increased slightly during the first six months of 2015.

Within energy, the Fund was, on average during the six-month period, overweight the coal & consumable fuels, oil & gas drilling, and oil & gas exploration & production sub-sectors. The Fund was also overweight the diversified metals & mining, gold, and agricultural products sub-sectors. The Fund remained significantly underweight integrated oil & gas companies throughout the semi-annual period, having no allocation to the sub-sector at period end.

It should be noted that the Fund continues to employ a diversified natural resource strategy, and, as such, it has been historically underweight energy relative to the SPGINRTR, the Fund’s benchmark index. For example, the benchmark was approximately 85% energy as of June 30, whereas the Fund was approximately 61% energy. As a point of reference, the S&P® Global Natural Resources Index (SPGNRUT)2 which was a little over one third energy as of June 30, 2015, declined 2.84% for the six-month period.

Overview

The most significant factor influencing the markets in which the Fund invested over the past six months was the effect on the energy sector of the dramatic sell-off in crude oil at the end of the fourth quarter of 2014. This overhung the market for the first half of the year.

By the end of March, the U.S. rig count had already dropped drastically from its peak in September 2014. The count continued to drop even further in the second quarter of the year. At the end of June, the U.S. total rig count figure was 859, down 18% on the quarter and 53% for the full six-month period. However, having fallen nearly 46% in 2014 to end the year at $53.27 per barrel, by June 30, 2015 West Texas Intermediate (WTI) front month crude prices had risen to $59.47 per barrel. And, having ended 2014 some 32% down on the previous year, North American Henry Hub natural gas front month futures was lower by 2%, ending the first half of the year at $2.832 per MMBtu.

There were some signs of both European and U.S. economic growth picking up in the second quarter of the year, but any such acceleration was far from substantial. Geopolitical risks continued to remain significant. Although by the end of the six-month period, there was growing evidence of some stabilization in China, the situations in both Russia and Brazil remained fragile, Islamic State (IS) continued to pose a considerable threat in the Middle East and the uncertainty of Greece’s position vis-à-vis both the European Union (EU) and the euro cast a shadow over matters European through the end of the six-month period. Commodities continued to suffer accordingly.

Gold declined slightly during the period under review. Platinum and palladium prices were down during the period on the back of moderating growth outlooks. All the base metal markets, too, followed the trajectory of lower global growth. A positive start to the growing season in the U.S. caused grain (soy, corn, and wheat) prices to decline throughout most of the first half of the year before rebounding sharply on the last day of June as a weaker than expected U.S. Department of Agriculture Quarterly Acreage Report reflected poor weather in the Midwest.

Fund Review

The three strongest positive contributing sub-sectors to the Fund’s performance relative to the primary benchmark were oil & gas exploration & production, integrated oil & gas, and semiconductor equipment (which includes solar). While the Fund had exposure to each of the above sub-sectors, except integrated oil & gas, over the six-month period, the benchmark index had exposure to all except the semiconductor equipment sub-sector.

The three weakest contributing sub-sectors to the Fund’s performance relative to the primary benchmark were coal & consumable fuels, gold, and diversified metals & mining.

The Fund’s three strongest contributing individual positions were all energy-related companies; two directly related and one indirectly related. The strongest contributor was SunEdison (3.1% of Fund net assets†), a solar and wind alternative energy

1

VAN ECK VIP GLOBAL HARD ASSETS FUND

(unaudited)

company that benefited from the strength of its position in the market. The other two companies were Diamondback Energy and Concho Resources (2.9% and 4.1% of Fund net assets†, respectively), both oil & gas exploration & production companies and both of which benefited from the high quality of their assets.

The Fund’s three weakest contributors were coal & consumable fuels company Consol Energy (2.5% of Fund net assets†), a victim of the weak natural gas and coal market; Glencore Xstrata (4.7% of Fund net assets†), which was hit not only by disappointing China growth during the period and its exposure to both coal and zinc, but also by the continuing woes in the copper market; and, the international oil & gas exploration & production company Afren (sold by the Fund by period end).

Significant purchases by the Fund were made in three different sub-sectors. In the oil & gas exploration & production sub-sector, a new position was established in Bonanza Creek Energy (0.8% of Fund net assets†). In the diversified metals & mining and the gold sub-sectors, positions were increased in First Quantum Minerals (4.4% of Fund net assets†) and Goldcorp (2.6% of Fund net assets†) respectively.

The Fund’s largest sales during the period were the oil and gas exploration and production company Marathon Oil, the oil and gas equipment and services company National Oil Varco, and the railroads company CSX (all eliminated by the Fund by period end).

During the six-month period, the Fund’s positions in the oil and gas exploration & production, oil & gas transportation & storage, and semiconductor equipment sub-sectors increased. The Fund’s overall allocation to the energy sector increased very slightly. Within the energy sector, while allocations to the coal & consumable fuels and oil & gas equipment and services sub-sectors decreased, allocations to the oil & gas drilling and oil & gas refining & marketing sub-sectors both increased.

Outlook

As we had anticipated, crude had a sluggish first half of 2015. However, while a clear supply-side response from both U.S. unconventional (and conventional) players may have started showing up in the last week or two of the six-month period, we remain much more optimistic about, and continue to expect any such response to be more evident in, the second half of the year.

A positive surprise has been that crude demand has been strong in the first half of the year—through both the first and the second quarters. At an average increase of around 700,000 barrels per day, global demand growth in 2014 was weak. However, right now, it looks as if the increase in global demand growth for 2015 might be on pace to double—if not more. This should certainly help balance the market.

Our view has been somewhat cautious towards the near-term outlook for oil prices and, hence, energy equities, primarily driven by our concern around the lifting of Iranian sanctions and the possibility of an increase in Libyan production. However, longer term, our global crude oil production outlook is increasingly bullish for prices. Therefore, our approach to the sector has been, and continues to be, focused on those companies that can navigate commodity price volatility and to help grow net asset value substantially over the next several years. This has meant that we have gravitated towards the upstream sector where companies have the potential to find low-cost reserves and generate strong, profitable production growth. Companies with these characteristics often, also, have been early movers into North American unconventional shale plays and have used strong balance sheets and capital liquidity to allow them to innovate technologically in terms of resource capture and operational efficiency. Many companies that have utilized this blueprint have been successful in creating positive absolute performance, even in the face of the dramatic correction in oil prices over the last year, and it is these companies that we have attempted to use as the core of our energy exposure.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals, and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivative, commodity-linked instruments, illiquid securities, asset backed securities, and CMOs. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk, and leverage risk. Please see the prospectus and summary prospectus for information on these and other risk considerations.

2

We very much appreciate your continued investment in the Van Eck VIP Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

Charles T. Cameron	Shawn Reynolds
Co-Portfolio Manager	Co-Portfolio Manager

July 20, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

†	All Fund assets referenced are Total Net Assets as of June 30, 2015.

[1]	S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies.

[2]	S&P® Global Natural Resources Index (SPGNRUT) includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy and metals and mining.
3

VAN ECK VIP GLOBAL HARD ASSETS FUND

TOP TEN EQUITY HOLDINGS*

June 30, 2015 (unaudited)

Glencore Xstrata Plc	4.7%
First Quantum Minerals Ltd.	4.4%
Cimarex Energy Co.	4.2%
Schlumberger Ltd.	4.1%
Concho Resources, Inc.	4.1%
EOG Resources, Inc.	3.6%
Anadarko Petroleum Corp.	3.5%
Pioneer Natural Resources Co.	3.5%
Halliburton Co.	3.4%
SunEdison, Inc.	3.1%
*Percentage of net assets. Portfolio is subject to change.
4

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 to June 30, 2015.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Global Hard Assets Fund

				Expenses Paid
		Beginning	Ending	During the Period*
		Account Value	Account Value	January 1, 2015 –
		January 1, 2015	June 30, 2015	June 30, 2015
Initial Class	Actual	$1,000.00	$983.70	$5.16
	Hypothetical**	$1,000.00	$1,019.59	$5.26
Class S	Actual	$1,000.00	$982.40	$6.44
	Hypothetical**	$1,000.00	$1,018.30	$6.56

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2015), of 1.05% on Initial Class, and 1.31% on Class S Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
5

VAN ECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number of Shares		Value

COMMON STOCKS: 97.5%

Bermuda: 3.1%
113,800	Golar LNG Ltd. (USD)	$5,325,840
483,500	Nabors Industries Ltd. (USD)	6,976,905
5,200	SeaDrill Ltd. (USD)	53,768
		12,356,513
Brazil: 0.0%
1,614,800	Brazilian Resources, Inc. (CAD) * # §	0
Canada: 12.5%
27,822	Agnico-Eagle Mines Ltd.	789,886
83,100	Agnico-Eagle Mines Ltd. (USD)	2,357,547
70,800	Agrium, Inc. (USD)	7,501,260
289,800	Barrick Gold Corp. (USD)	3,089,268
824,000	Eldorado Gold Corp. (USD)	3,411,360
1,336,900	First Quantum Minerals Ltd.	17,479,245
624,700	Goldcorp, Inc. (USD)	10,120,140
839,100	New Gold, Inc. (USD) *	2,257,179
37,950	Osisko Gold Royalties Ltd.	477,641
97,016	Yamana Gold, Inc.	292,058
556,000	Yamana Gold, Inc. (USD)	1,668,000
		49,443,584
Israel: 0.2%
22,800	SolarEdge Technologies, Inc. (USD) *	828,780
Kuwait: 1.2%
3,890,609	Kuwait Energy Plc * # § ø	4,801,183
Monaco: 0.5%
183,600	Scorpio Tankers, Inc. (USD)	1,852,524
Norway: 0.3%
99,200	SeaDrill Ltd. #	1,030,247
South Africa: 0.5%
513,600	Petra Diamonds Ltd. (GBP) * # § ø	1,202,314
354,500	Petra Diamonds Ltd. (GBP) * #	829,869
		2,032,183
Switzerland: 4.7%
4,611,565	Glencore Xstrata Plc (GBP) * #	18,493,301
United Kingdom: 2.4%
150,000	Genel Energy Plc * #	1,195,565
909,220	Ophir Energy Plc * #	1,619,113
101,100	Randgold Resources Ltd. (ADR)	6,768,645
		9,583,323
United States: 72.1%
92,600	Advanced Drainage Systems, Inc.	2,715,958
178,600	Anadarko Petroleum Corp.	13,941,516
110,300	Antero Resources Corp. *	3,787,702
69,100	Baker Hughes, Inc.	4,263,470
181,300	Bonanza Creek Energy, Inc. *	3,308,725
40,500	Cameron International Corp. *	2,120,985
92,600	CF Industries Holdings, Inc.	5,952,328
151,000	Cimarex Energy Co.	16,656,810
289,800	Commercial Metals Co.	4,659,984
142,150	Concho Resources, Inc. *	16,185,199
460,000	Consol Energy, Inc.	10,000,400
53,900	Cummins, Inc.	7,071,141

Number of Shares		Value

United States: (continued)
151,900	Diamondback Energy, Inc. *	$11,450,222
52,300	Dril-Quip, Inc. *	3,935,575
161,700	EOG Resources, Inc.	14,156,835
315,100	Freeport-McMoRan Copper & Gold, Inc.	5,867,162
186,300	Gulfport Energy Corp. *	7,498,575
308,300	Halliburton Co.	13,278,481
34,000	Helmerich & Payne, Inc.	2,394,280
193,800	Kinder Morgan, Inc.	7,439,982
346,400	Laredo Petroleum, Inc. *	4,357,712
439,800	Louisiana-Pacific Corp. *	7,489,794
84,300	Marathon Petroleum Corp.	4,409,733
127,950	Newfield Exploration Co. *	4,621,554
263,700	Parsley Energy, Inc. *	4,593,654
53,900	Phillips 66	4,342,184
99,400	Pioneer Natural Resources Co.	13,785,786
77,500	Royal Gold, Inc.	4,773,225
190,000	Schlumberger Ltd.	16,376,100
111,300	SemGroup Corp.	8,846,124
197,200	SM Energy Co.	9,094,864
211,300	Steel Dynamics, Inc.	4,377,079
404,400	SunEdison, Inc. *	12,095,604
278,000	Superior Energy Services, Inc.	5,849,120
40,100	Union Pacific, Corp.	3,824,337
170,200	United States Steel Corp.	3,509,524
160,100	Valero Energy Corp.	10,022,260
30,300	Westmoreland Coal Co. *	629,634
139,900	Whiting Petroleum Corp. *	4,700,640
		284,384,258
Total Common Stocks (Cost: $402,771,585)		384,805,896
MONEY MARKET FUND: 1.7% (Cost: $6,670,439)
6,670,439	AIM Treasury Portfolio – Institutional Class	6,670,439
Total Investments: 99.2% (Cost: $409,442,024)		391,476,335
Other assets less liabilities: 0.8%		3,190,241
NET ASSETS: 100.0%		$394,666,576

ADR — American Depositary Receipt

CAD — Canadian Dollar

GBP — British Pound

USD — United States Dollar

*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $29,171,592 which represents 7.4% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $6,003,497 which represents 1.5% of net assets.
ø	Restricted Security - the aggregate value of restricted securities is $6,003,497, or 1.5% of net assets.

See Notes to Financial Statements

6

Restricted securities held by the Fund as of June 30, 2015 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Kuwait Energy Plc	08/06/2008	3,890,609	$11,764,893	$4,801,183	1.2%
Petra Diamonds Ltd.	05/19/2015	513,600	1,315,758	1,202,314	0.3
			$13,080,651	$6,003,497	1.5%
Summary of Investments by Sector (unaudited)	% of Investments	Value
Energy	62.6%	$244,903,267
Industrials	3.5	13,611,436
Information Technology	3.3	12,924,384
Materials	28.9	113,366,809
Money Market Fund	1.7	6,670,439
	100.0%	$391,476,335

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Bermuda	$12,356,513	$—	$—	$12,356,513
Brazil	—	—	0	0
Canada	49,443,584	—	—	49,443,584
Israel	828,780	—	—	828,780
Kuwait	—	—	4,801,183	4,801,183
Monaco	1,852,524	—	—	1,852,524
Norway	—	1,030,247	—	1,030,247
South Africa	—	2,032,183	—	2,032,183
Switzerland	—	18,493,301	—	18,493,301
United Kingdom	6,768,645	2,814,678	—	9,583,323
United States	284,384,258	—	—	284,384,258
Money Market Fund	6,670,439	—	—	6,670,439
Total	$362,304,743	$24,370,409	$4,801,183	$391,476,335

There were no transfers between levels during the period ended June 30, 2015.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2015:

	Common Stocks
	Brazil	Kuwait
Balance as of December 31, 2014	$0	$6,342,332
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	—	(1,541,149)
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	—	—
Balance as of June 30, 2015	$0	$4,801,183

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2015:

Impact to
	Value as of				Valuation from
	June 30,		Unobservable Input	Unobservable	an Increase in
	2015	Valuation Technique	Description (1)	Input	Input (2)
Common Stocks
Kuwait	$4,801,183	Market comparable companies	Production Multiple	43.4x	Increase
			Reserve Multiple	6.2x	Increase

(1)	In determining certain of these inputs, management evaluates a variety of factors including economic condition, industry and market developments, market valuations of comparable companies and company specific developments.
(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases or decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

7

VAN ECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015 (unaudited)

Assets:
Investments, at value (Cost $409,442,024)	$391,476,335
Cash denominated in foreign currency, at value (Cost $22)	22
Receivables:
Investments sold	4,617,714
Shares of beneficial interest sold	159,497
Dividends	204,729
Total assets	396,458,297

Liabilities:
Payables:
Shares of beneficial interest redeemed	851,940
Due to Adviser	344,339
Due to Distributor	26,813
Deferred Trustee fees	123,255
Accrued expenses	445,374
Total liabilities	1,791,721
NET ASSETS	$394,666,576

Initial Class Shares:
Net Assets	$269,298,730
Shares of beneficial interest outstanding	10,795,091
Net asset value, redemption and offering price per share	$24.95

Class S Shares:
Net Assets	$125,367,846
Shares of beneficial interest outstanding	5,179,658
Net asset value, redemption and offering price per share	$24.20

Net Assets consist of:
Aggregate paid in capital	$435,551,267
Net unrealized depreciation	(17,965,970)
Undistributed net investment income	549,070
Accumulated net realized loss	(23,467,791)
$394,666,576

See Notes to Financial Statements

8

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2015 (unaudited)

Income:
Dividends (net of foreign taxes withheld of $61,926)		$3,009,285

Expenses:
Management fees	2,053,011
Distribution fees — Class S Shares	156,435
Transfer agent fees — Initial Class Shares	16,614
Transfer agent fees — Class S Shares	10,395
Custodian fees	9,472
Professional fees	27,086
Reports to shareholders	28,732
Insurance	6,596
Trustees’ fees and expenses	9,767
Other	3,382
Total expenses	2,321,490
Net investment income		687,795

Net realized gain (loss) on:
Investments		(13,290,257)
Foreign currency transactions and foreign denominated assets and liabilities		17,095
Net realized loss		(13,273,162)

Net change in unrealized appreciation (depreciation) on:
Investments		5,326,021
Foreign currency transactions and foreign denominated assets and liabilities		(327)
Net change in unrealized appreciation (depreciation)		5,325,694
Net Decrease in Net Assets Resulting from Operations		$(7,259,673)

See Notes to Financial Statements

9

VAN ECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30,	December 31,
	2015	2014
	(unaudited)
Operations:
Net investment income	$687,795	$523,676
Net realized loss	(13,273,162)	(8,342,058)
Net change in unrealized appreciation (depreciation)	5,325,694	(83,744,121)
Net decrease in net assets resulting from operations	(7,259,673)	(91,562,503)

Dividends to shareholders from:
Net investment income
Initial Class Shares	(76,223)	(298,583)
Class S Shares	(33,963)	—
Total dividends	(110,186)	(298,583)

Share transactions*:
Proceeds from sale of shares
Initial Class Shares	40,786,814	88,736,452
Class S Shares	20,374,407	60,211,464
	61,161,221	148,947,916
Reinvestment of dividends
Initial Class Shares	76,223	298,583
Class S Shares	33,963	—
	110,186	298,583
Cost of shares redeemed
Initial Class Shares	(41,950,435)	(88,070,964)
Class S Shares	(10,546,149)	(35,222,555)
	(52,496,584)	(123,293,519)
Net increase in net assets resulting from share transactions	8,774,823	25,952,980
Total increase (decrease) in net assets	1,404,964	(65,908,106)

Net Assets:
Beginning of period	393,261,612	459,169,718
End of period (including undistributed (accumulated) net investment income (loss) of $549,070 and ($28,539), respectively)	$394,666,576	$393,261,612

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

Initial Class Shares:
Shares sold	1,564,680	2,911,808
Shares reinvested	3,123	10,006
Shares redeemed	(1,617,331)	(2,804,255)
Net increase (decrease)	(49,528)	117,559

Class S Shares:
Shares sold	806,136	1,932,469
Shares reinvested	1,433	—
Shares redeemed	(422,743)	(1,144,681)
Net increase	384,826	787,788

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Initial Class Shares
	For the Six
	Months Ended
	June 30,		Year Ended December 31,
	2015		2014	2013	2012	2011		2010
	(unaudited)
Net asset value, beginning of period	$25.37		$31.39	$29.13	$30.75	$37.67		$29.26
Income from investment operations:
Net investment income (loss)	0.05		0.06	0.08 (b)	0.15 (b)	0.04	(b)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.46)		(6.05)	2.95	1.00	(6.09)		8.52
Total from investment operations	(0.41)		(5.99)	3.03	1.15	(6.05)		8.51
Less dividends and distributions from:
Net investment income	(0.01)		(0.03)	(0.20)	(0.18)	(0.42)		(0.11)
Net realized gains	—		—	(0.57)	(2.59)	(0.45)		—
Total dividends and distributions	(0.01)		(0.03)	(0.77)	(2.77)	(0.87)		(0.11)
Settlement payments from unaffiliated third parties	—		—	—	—	—		0.01	(c)
Redemption fees	—		—	—	— (d)	—	(d)	—	(d)
Net asset value, end of period	$24.95		$25.37	$31.39	$29.13	$30.75		$37.67
Total return (a)	(1.63	)%(e)	(19.10)%	10.53%	3.39%	(16.45)%		29.23	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$269,299		$275,099	$336,763	$354,487	$926,630		$1,162,125
Ratio of gross expenses to average net assets	1.05	%(f)	1.06%	1.09%	1.03%	0.92%		0.97%
Ratio of net expenses to average net assets	1.05	%(f)	1.06%	1.09%	1.03%	0.92%		0.97%
Ratio of net expenses, excluding interest expense, to average net assets	1.05	%(f)	1.06%	1.09%	1.03%	0.92%		0.97%
Ratio of net investment income (loss) to average net assets	0.41	%(f)	0.19%	0.27%	0.50%	0.11%		(0.05)%
Portfolio turnover rate	6	%(e)	31%	31%	29%	38%		70%

	Class S Shares
	For the Six
	Months Ended
	June 30,		Year Ended December 31,
	2015		2014	2013	2012	2011		2010
	(unaudited)
Net asset value, beginning of period	$24.64		$30.55	$28.38	$30.10	$36.95		$28.80
Income from investment operations:
Net investment income (loss)	0.02		(0.02)	0.01 (b)	0.13 (b)	(0.06	)(b)	0.05
Net realized and unrealized gain (loss) on investments	(0.45)		(5.89)	2.88	0.92	(5.96)		8.17
Total from investment operations	(0.43)		(5.91)	2.89	1.05	(6.02)		8.22
Less dividends and distributions from:
Net investment income	(0.01)		—	(0.15)	(0.18)	(0.38)		(0.08)
Net realized gains	—		—	(0.57)	(2.59)	(0.45)		—
Total dividends and distributions	(0.01)		—	(0.72)	(2.77)	(0.83)		(0.08)
Settlement payments from unaffiliated third parties	—		—	—	—	—		0.01	(c)
Redemption fees	—		—	—	— (d)	—	(d)	—	(d)
Net asset value, end of period	$24.20		$24.64	$30.55	$28.38	$30.10		$36.95
Total return (a)	(1.76	)%(e)	(19.35)%	10.30%	3.11%	(16.69)%		28.67	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$125,368		$118,163	$122,407	$86,241	$47,818		$25,061
Ratio of gross expenses to average net assets	1.31	%(f)	1.32%	1.34%	1.34%	1.26%		1.36%
Ratio of net expenses to average net assets	1.31	%(f)	1.32%	1.34%	1.34%	1.26%		1.36%
Ratio of net expenses, excluding interest expense, to average net assets	1.31	%(f)	1.32%	1.34%	1.34%	1.26%		1.36%
Ratio of net investment income (loss) to average net assets	0.16	%(f)	(0.06)%	0.03%	0.47%	(0.18)%		(0.39)%
Portfolio turnover rate	6	%(e)	31%	31%	29%	38%		70%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding
(c)	For the year ended December 31, 2010, the Fund received settlement payments from unaffiliated third parties which represented 0.04% of the Initial Class Shares and Class S Shares total return.
(d)	Amount represents less than $0.005 per share
(e)	Not annualized
(f)	Annualized

See Notes to Financial Statements

11

VAN ECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Global Hard Assets Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing primarily in hard asset securities. The Fund offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are identical except Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
12

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivatives instruments and hedging activities. The Fund held no derivative instruments during the period ended June 30, 2015.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund held no forward foreign currency contracts during the period ended June 30, 2015.

G.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. The Fund received regulatory settlement payments during 2010 from unaffiliated third parties which is included in the Financial Highlights. The Fund received redemption fees from Class R1 Shares prior to its closing on April 30, 2012 and are reflected in the Financial Highlights.
13

VAN ECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Income, expenses (excluding class-specific expenses), realized, and unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed to, at least until May 1, 2016, waive management fees and/or assume expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.20% for the Initial Class Shares and 1.45% for the Class S Shares. For the period ended June 30, 2015, no management fees were waived nor were any expenses assumed by the Adviser. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation (the “Distributor”).

Note 4—12b-1 Plan of Distribution—The Trust and the Distributor are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) for Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of average daily net assets for Class S Shares.

Note 5—Investments—For the period ended June 30, 2015, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $54,998,855 and $25,022,034, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2015 was $411,105,568 and net unrealized depreciation aggregated to $19,629,233 of which $70,360,174 related to appreciated securities and $89,989,407 related to depreciated securities.

The tax character of dividends and distributions paid to shareholders during the year ended December 31, 2014 was as follows:

Year Ended
December 31, 2014
Ordinary income	$298,583
Long-term capital gains	—
$298,583

At December 31, 2014, the Fund had capital loss carryforwards available to offset future capital gains as follows:

Post-Effective No Expiration Long-Term Capital Losses	Post-Effective No Expiration Short-Term Capital Losses
$5,489,414	$3,045,989

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2015, the Fund did not incur any interest or penalties.

14

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

At June 30, 2015, the aggregate shareholder accounts of three insurance companies own approximately 43%, 15%, and 5% of the Initial Class Shares and four insurance companies own approximately 50%, 30%, 7%, and 5% of the Class S Shares.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—Certain Funds of the Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2015, the Fund had no outstanding borrowings under the Facility.

Note 10—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the period ended June 30, 2015, the Fund had no securities lending activity.

Note 11—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

15

VAN ECK VIP GLOBAL HARD ASSETS FUND

APPROVAL OF ADVISORY AGREEMENT

June 30, 2015 (unaudited)

VAN ECK VIP TRUST

VAN ECK VIP GLOBAL HARD ASSETS FUND
(the “Fund”)

Approval of Advisory Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval. On June 25, 2015, the Board of Trustees (the “Board”) of Van Eck VIP Trust (the “Trust”), which is comprised exclusively of Independent Trustees, voted to approve the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Board and furnished by the Adviser for meetings of the Board held on June 11, 2015 and June 24 and 25, 2015 specifically for the purpose of considering the continuation of the Advisory Agreement. The written and oral reports provided to the Board included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by an independent consultant comparing the Fund’s investment performance (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) with respect to a representative class of shares of the Fund for the one-, three-, five- and ten-year periods ended March 31, 2015 with those of (i) a universe of mutual funds selected by the independent consultant with similar portfolio holding characteristics, share class attributes and other operational characteristics as the Fund (the “Category”), (ii) a sub-group of funds selected from the Category by the independent consultant further limited to approximate more closely the Fund’s investment style, expense structure and asset size (the “Peer Group”), (iii) an appropriate benchmark index and (iv) an additional benchmark index that includes relevant exposures not otherwise reflected in the benchmark index (the “Additional Index”);

■	A report prepared by an independent consultant comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2014 with a similar share class of each fund in the (i) Category and (ii) Peer Group;

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the Van Eck complex of mutual funds as a whole (the “Van Eck Complex”);

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for the Fund and the Comparable Products, the sizes of the Comparable Products and the identity of the individuals responsible for managing the Comparable Products;

■	Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser on behalf of the Fund, and reports regarding a variety of compliance-related issues;

■	Information with respect to the Adviser’s brokerage practices, including the Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser from research acquired with soft dollars;
16

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities, including the methodologies used in making fair value determinations, and the Adviser’s due diligence process for recommending the selection of pricing vendors and monitoring the quality of the inputs provided by such vendors;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files (both physical and electronic), as well as of any communications with third parties containing Fund and shareholder information, including reports regarding the Adviser’s cybersecurity framework and its implementation, the identification and monitoring of cybersecurity risks (including the risks that arise out of arrangements with third party service providers), the Adviser’s cybersecurity response policy which is being finalized and will document the Adviser’s processes for the suitable escalation, remediation and communication of a cybersecurity event and other initiatives of the Adviser to mitigate cybersecurity risks;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees, including reports regarding the administration of the Adviser’s code of ethics and the Adviser’s policy with respect to investments in the Fund by the Adviser’s investment personnel;

■	Descriptions of the processes that the Adviser uses to evaluate and monitor the liquidity of fixed-income instruments and information regarding the actions the Adviser has taken with respect to risk management and disclosure matters relating to changing fixed income market conditions;

■	Descriptions of sub-transfer agency, omnibus account and other shareholder servicing arrangements for the Fund with intermediaries (collectively, “Servicing Arrangements”), including a description of the services provided by the intermediaries pursuant to such Servicing Arrangements and the payment terms of the Servicing Arrangements, as well as reports regarding the amounts paid pursuant to the Servicing Arrangements and the amounts paid to intermediaries with respect to the Fund by the Adviser pursuant to any revenue sharing arrangements and Servicing Arrangements (to the extent not paid by the Fund);

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to reduce the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving a portion of its fees or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser in recent periods to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products, including exchange-traded funds, hedge funds, separate accounts and UCITs, one or more of which may invest in the same financial markets and may be managed by the same investment professionals according to a similar investment objective and/or strategy as the Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the advisory fee and expense ratio data described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is for periods on an annualized basis ended March 31, 2015, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2014.

17

VAN ECK VIP GLOBAL HARD ASSETS FUND

APPROVAL OF ADVISORY AGREEMENT

June 30, 2015 (unaudited)

Performance. The Board noted, based on a review of comparative annualized total returns, that the Fund had outperformed its Peer Group median over the one-, three- and five-year periods and its Category and Peer Group medians for the ten-year period, but had underperformed its Category median over the one-, three- and five-year periods. The Board also noted that the Fund had outperformed its benchmark index for the ten-year period, but had underperformed its benchmark index over the one-, three- and five-year periods. The Board further noted that the Fund had outperformed its Additional Index over the three-, five- and ten-year periods, but had underperformed its Additional Index for the one-year period. On the basis of the foregoing and other relevant information provided in response to inquiries by the Board regarding material factors that contributed to the Fund’s underperformance in recent periods, the Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses. The Board noted that the fees payable for advisory services were higher than the median advisory fees of its Category and Peer Group. The Board also noted that the Fund’s total expense ratio, net of waivers or reimbursements, was higher than the median expense ratios of its Peer Group and Category. The Board also noted that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2016 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount. On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the Van Eck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history The Board further noted that, in evaluating the reasonableness of the Adviser’s profits from managing any particular Fund, it would be appropriate to consider the size of the Adviser relative to other firms in the investment management industry and the impact on the Adviser’s profits of the volatility of the markets in which the Funds invest and the volatility of cash flows into and out of the Funds through various market cycles. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser, if any, are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as the Fund grows and whether the Fund’s fee schedule, which includes breakpoints, reflects these economies of scale for the benefit of shareholders. The Board concluded that, with respect to the Fund, the economies of scale being realized, if any, are currently being shared by the Adviser and the Fund, and that adding or modifying existing breakpoints would not be warranted at this time for the Fund.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to such factors, the members of the Board relied upon the advice of independent legal counsel and their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors considered in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board (comprised exclusively of Independent Trustees) concluded that the continuation of the Advisory Agreement is in the interests of shareholders and, accordingly, the Board approved the continuation of the Advisory Agreement for an additional one-year period.

18

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
666 Third Avenue, New York, NY 10017
vaneck.com
Account Assistance:	800.544.4653

vaneck.com

VIPGHASAR

SEMI-ANNUAL REPORT
J U N E 3 0 , 2 0 1 5 ( u n a u d i t e d )

Van Eck VIP Trust

Van Eck VIP Emerging Markets Fund

Van Eck VIP Emerging Markets Fund

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of June 30, 2015 and are subject to change.

VAN ECK VIP EMERGING MARKETS FUND

(unaudited)

Dear Shareholder:

The Initial Class shares of the Van Eck VIP Emerging Markets Fund (the “Fund”) returned 4.93% during the six-month period ending June 30, 2015, and outperformed the MSCI Emerging Markets (MSCI EM) Index,1 its benchmark index, which rose 3.12% over the same period.

The Fund continues to employ an active, non-index driven approach. Among other things, this provides it with the flexibility to address not only interesting emerging opportunities, but also concerns in both companies and countries, should any arise. It is essentially the flexibility to invest in the best structural growth stories that we can find, many of which are found in mid- and small-cap stocks.

Fund Review

China/Hong Kong and Taiwan companies contributed most to performance in the first half of 2015, while India, Brazil and South Korea detracted the most. On a sector level, industrials, information technology and materials added value, while health care and telecommunications services detracted from value.

The Chinese market was an excellent contributor to performance during the first six months of 2015. Three of the Fund’s top five performing stocks were Chinese companies. Boer Power Holdings (1.6% of Fund net assets†) provides electrical distribution solutions, benefiting industrial companies seeking better efficiency in power usage in China. Boer continues to be a beneficiary of the development of a smarter grid in China. It works closely with Schneider, the multinational manufacturer of power distribution equipment based in France (not held by Fund).

Wasion Group Holdings (2.1% of Fund net assets†), one of our longer-term holdings, was a top performer in the first half of 2015. Like Boer Power Holdings, the company continues to benefit from the same efforts to use power more efficiently. Wasion, we believe, continues to set the standards for “smart” electrical grid meters in China.

Chongqing Rural Commercial Bank (3.0% of Fund net assets†), another Chinese holding, was up 33.8% for the period. Apart from being, we believe, one of the best banks in China in terms of cost of credit, it has benefited significantly from not only a liquid balance sheet, but also from its enviable rural deposit franchise.

In Taiwan, our holding in Largan Precision (3.3% of Fund net assets†) performed most satisfactorily. The company produces camera lens modules for high-end smart phones. As both demand and the requirement for higher specification equipment have increased, Largan has become a preeminent global manufacturer of these devices and the “go to” supplier.

Russian established Luxoft Holdings (1.6% of Fund net assets†) is a high-end information technology services provider to the financial services industry. Its programmers are largely situated in the ex-Commonwealth of Independent States (CIS) countries, and weakness in the local currencies is a benefit to Luxoft.

In Latin America, the poor performance of Estacio Participacoes (0.9% of Fund net assets†) in the first quarter of the year continued into the second quarter, making it the portfolio holding that detracted most from total return for the six-month period. A provider of post-secondary school education in Brazil, the company has been faced, not least as a consequence of the country’s parlous finances, with substantial restrictions on the availability, and delayed payments, of certain government subsidies. This, along with other factors, has adversely affected the prospects for enrollment.

Our holding in Tech Mahindra (1.3% of Fund net assets†) also proved a disappointment during the period under review, when the company, India’s fifth largest IT services company, missed profit estimates.

Macro Overview

Despite events at the end of the June, nothing much has changed with our views of China. We are not concerned about the “wealth effect” as the percentage of equity in household financial assets is low and most investors are sitting on gains. We did not see a wealth effect on the way up, and we don’t anticipate anything substantial as gains have deflated. In our view, consumption, for an economy such as China, is much more tied to income growth. We continue to believe in the growth engine of “new China” at the expense of the old, fixed asset investment-based growth model of the past. This growth is not linear, and relative weakness increases the temptation to revert to the old model, at least temporarily. We hope the Chinese resist the temptation. As mentioned above, we are not blindly optimistic about the course of China’s economy. There are significant issues to be dealt with in terms of leverage, incremental return on investments etc., but balancing that, is the tremendous progress being made in reforming the economy and the financial markets, and attacking corruption. These are good for the long term, but tend to depress growth in the short term.

1

VAN ECK VIP EMERGING MARKETS FUND

(unaudited)

From time to time we encounter significant market dislocations in emerging markets—where investors rush to the exit and selling has an air of panic to it. This is what happened in the Chinese onshore and offshore markets at the end of the second quarter. The catalyst can be more technical than fundamental and breathless reporting often exacerbates the issue. With our rigorous approach to valuation, we stay disciplined, remain true to our investment philosophy and take advantage of dislocations if the fundamentals justify it. In our opinion, the stocks we own in China represent compelling growth at reasonable valuations. One clarification is that the Fund currently holds no “A” shares (although we added the ability to do so this spring). This is the category of Chinese shares that are listed in the Shanghai or Shenzhen exchanges, and that most commentators refer to when talking about “Chinese stocks”.

In India, where in the first quarter, we saw there to be a need for expectations to adjust to reality and, in particular, for earnings to grow into valuations, in the second quarter we saw what appeared to be some movement in the right direction, especially vis-à-vis valuations. While our expectations remain tempered for the next couple of quarters, we believe that, long term, the country is still very exciting with some excellent growth prospects. We have, consequently, started re-focusing on opportunities in India.

Brazil, from a macro viewpoint, continues to face a number of serious challenges, not least of which on the political, fiscal and monetary fronts. For many this would be reason enough to refocus elsewhere. However, with the flexibility we have, we see the situation in Brazil as providing potential opportunities, for example, the opportunity to build up selected existing holdings based on market weakness.

Strategy and Outlook

We will continue to closely monitor the impact of potential normalization of interest rates in the U.S., whenever it happens—this year or next—to help ensure the portfolio fares as well as possible. And, while we anticipate that rates may go down further in China and in some other emerging markets countries, this will not necessarily be the case for all of them. While we will continue to see some volatile trading, this may offer us some interesting opportunities either to buy, or to add to our holdings in good companies.

Since idiosyncrasy is a critical aspect of investing in the emerging markets, we continue to cherish the flexibility inherent in our process that allows us to invest in well-priced structural growth opportunities across the market capitalizations. In addition, we also have the advantage of being able to avoid certain larger capitalization names which are often exposed to cyclical industries and/or may be subject to unwelcome government involvement. As we go forward, we will continue to pursue attractive investments that we believe can deliver the anticipated growth that characterizes emerging markets countries.

Looking forward to the second half of 2015, which we believe will provide us with further opportunities through selective investment in the emerging markets, we will continue to search diligently for investments that embody the Fund’s ethos of structural growth at a reasonable price.

The Fund is subject to the risks associated with its investments in emerging markets securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, nondiversification risk and leverage risk. Please see the prospectus and summary prospectus for information on these and other risk considerations.

2

We thoroughly appreciate your participation in the Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

David A. Semple	Angus Shillington
Portfolio Manager	Deputy Portfolio Manager

July 15, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

†	All Fund assets referenced are Total Net Assets as of June 30, 2015.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	MSCI Emerging Markets Index (MSCI EM) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, calculated with dividends reinvested. The Index consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
3

VAN ECK VIP EMERGING MARKETS FUND

TOP TEN EQUITY HOLDINGS*

June 30, 2015 (unaudited)

Largan Precision Co. Ltd.	3.3%
Naspers Ltd.	3.3%
JD.com, Inc.	3.1%
Chongqing Rural Commercial Bank Co. Ltd	3.0%
Advanced Semiconductor Engineering, Inc.	2.7%
BB Seguridade Participacoes SA	2.7%
Itau Unibanco Holding SA	2.5%
Samsung Electronics Co. Ltd	2.3%
CAR, Inc.	2.3%
Catcher Technology Co. Ltd.	2.2%
*Percentage of net assets. Portfolio is subject to change.
4

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 to June 30, 2015.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Emerging Markets Fund

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2015 –
	January 1, 2015	June 30, 2015	June 30, 2015
Actual	$1,000.00	$1,049.30	$5.74
Hypothetical**	$1,000.00	$1,019.19	$5.66
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2015), of 1.13% multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
5

VAN ECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number of Shares		Value
COMMON STOCKS: 90.4%

Brazil: 7.9%
403,000	BB Seguridade Participacoes SA	$4,420,025
250,000	Estacio Participacoes SA	1,447,364
61,700	FPC Par Corretora de Seguros SA *	269,098
42,700	Guararapes Confeccoes SA	865,234
138,000	Localiza Rent a Car SA	1,362,201
28,000	Ouro Fino Saude Animal Participacoes SA	288,186
87,000	Smiles SA	1,474,391
184,000	Valid Solucoes SA	2,834,775
		12,961,274
China / Hong Kong: 29.4%
9,400	Baidu, Inc. (ADR) *	1,871,352
1,402,608	Beijing Capital International Airport Co. Ltd. #	1,614,987
1,467,000	Beijing Urban Construction Design & Development Group Co. Ltd. # Reg S 144A	1,256,512
1,249,000	Boer Power Holdings Ltd. #	2,648,821
817,400	Brilliance China Automotive Holdings Ltd. #	1,273,915
1,748,100	CAR, Inc. * #	3,706,087
3,588,969	China Animal Healthcare Ltd. # §	2,407,601
2,343,000	China Medical System Holdings Ltd. #	3,256,023
817,000	China Singyes Solar Technologies Holdings Ltd. #	1,047,191
540,000	China Vanke Co. Ltd. #	1,325,831
6,233,000	Chongqing Rural Commercial Bank Co. Ltd. #	5,017,702
6,408,000	EVA Precision Industrial Holdings Ltd. #	1,883,723
253,000	Great Wall Motor Co. Ltd. #	1,217,899
68,000	Hollysys Automation Technologies Ltd. (USD)	1,634,040
148,000	JD.com, Inc. (USD) *	5,046,800
987,000	PICC Property & Casualty Co. Ltd. #	2,244,260
235,000	Ping An Insurance Group Co. of China Ltd. #	3,162,360
423,000	Techtronic Industries Co. #	1,388,496
145,000	Tencent Holdings Ltd. #	2,901,369
2,231,000	Wasion Group Holdings Ltd. #	3,427,116
		48,332,085
Hungary: 1.1%
123,000	Richter Gedeon Nyrt #	1,847,667
India: 11.8%
377,000	Axis Bank Ltd. #	3,299,258
62,000	Cadila Healthcare Ltd.	1,753,486
96,700	Glenmark Pharmaceuticals Ltd.	1,515,797
72,000	HCL Technologies Ltd.	1,040,314
256,000	LIC Housing Finance Ltd. #	1,811,020
227,000	Mundra Port & Special Economic Zone Ltd. #	1,095,409
205,800	Phoenix Mills Ltd. #	1,223,282
126,000	Strides Arcolab Ltd. #	2,195,180
279,400	Tech Mahindra Ltd. #	2,082,340
149,408	VA Tech Wabag Ltd. #	1,726,163
130,000	Yes Bank Ltd. #	1,722,678
		19,464,927
Number of Shares		Value
Indonesia: 2.9%
4,597,000	Link Net Tbk PT *	$1,749,842
2,438,200	Matahari Department Store Tbk PT #	3,021,899
		4,771,741
Jordan: 1.0%
53,000	Hikma Pharmaceuticals Plc (GBP) #	1,609,910
Kazakhstan: 0.9%
182,000	Halyk Savings Bank of Kazakhstan JSC (USD) Reg S	1,547,000
Mexico: 0.5%
476,000	Qualitas Controladora SAB de CV *	787,705
Nigeria: 1.2%
14,480,000	Guaranty Trust Bank Plc #	1,964,181
Panama: 0.7%
13,600	Copa Holdings SA (Class A) (USD)	1,123,224
Peru: 1.7%
19,800	Credicorp Ltd. (USD)	2,750,616
Philippines: 1.8%
1,805,000	Robinsons Retail Holdings, Inc.	2,980,312
Russia: 2.1%
11,440	Magnit PJSC #	2,340,348
42,000	QIWI Plc (USD)	1,178,100
		3,518,448
South Africa: 5.4%
570,000	Life Healthcare Group Holdings Ltd. #	1,756,811
34,800	Naspers Ltd. #	5,411,551
110,000	Spar Group Ltd. #	1,714,787
		8,883,149
Spain: 0.9%
96,000	CIE Automotive SA #	1,556,627
Switzerland: 1.6%
47,300	Luxoft Holding, Inc. (USD) *	2,674,815
Taiwan: 12.5%
365,000	Adlink Technology, Inc. #	1,230,581
3,286,000	Advanced Semiconductor Engineering, Inc. #	4,452,219
10,600	Aerospace Industrial Development Corp. * #	14,644
295,000	Catcher Technology Co. Ltd. #	3,688,090
345,000	CHC Healthcare Group #	587,285
48,000	Largan Precision Co. Ltd. #	5,479,235
42,000	Poya Co. Ltd. #	446,686
198,220	Sinmag Equipment Corp. #	1,097,787
785,000	Taiwan Semiconductor Manufacturing Co. Ltd. #	3,570,664
		20,567,191
Thailand: 1.0%
270,000	Kasikornbank PCL #	1,506,021
17,000	Kasikornbank PCL (NVDR) #	94,843
		1,600,864
Turkey: 1.1%
2,837,166	Turkiye Sinai Kalkinma Bankasi AS #	1,796,406

See Notes to Financial Statements

6

Number of Shares		Value
United Arab Emirates: 1.0%
112,200	Al Noor Hospitals Group Plc (GBP) #	$1,665,324
United Kingdom: 2.6%
42,000	Bank of Georgia Holdings Plc #	1,286,317
1,235,312	Hirco Plc * # §	0
219,000	International Personal Finance Plc #	1,574,324
1,688,906	Raven Russia Ltd. *	1,413,092
		4,273,733
United States: 1.3%
48,400	First Cash Financial Services, Inc. *	2,206,556
Total Common Stocks (Cost: $129,117,472)		148,883,755

PREFERRED STOCKS: 5.8%

Brazil: 2.5%
376,000	Itau Unibanco Holding SA	4,138,407
Colombia: 1.0%
165,000	Banco Davivienda SA	1,693,565
South Korea: 2.3%
4,185	Samsung Electronics Co. Ltd. #	3,719,294
Total Preferred Stocks (Cost: $11,024,877)		9,551,266
Number of Shares		Value
REAL ESTATE INVESTMENT TRUSTS: 1.4% (Cost: $2,449,846)
Mexico: 1.4%
1,135,800	TF Administradora Industrial, S de RL de CV	$2,222,100

WARRANTS: 2.0%

Luxembourg: 2.0%
208,333	Deutsche Bank AG, London Branch aXess Warrants (USD 0.00, expiring 09/27/16) * # (a)	1,447,621
210,000	Deutsche Bank AG, London Branch aXess Warrants (USD 0.00, expiring 09/27/16) * # (b)	1,859,002
Total Warrants (Cost: $2,945,521)		3,306,623
Total Investments: 99.6% (Cost: $145,537,716)		163,963,744
Other assets less liabilities: 0.4%		713,113
NET ASSETS: 100.0%		$164,676,857

ADR	American Depositary Receipt
GBP	British Pound
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar

(a)	Issue price $12.75. The security is linked to the performance of Samba Financial Group.
(b)	Issue price $8.53. The security is linked to the performance of The Saudi British Bank.
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $111,675,347 which represents 67.8% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $2,407,601 which represents 1.5% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $3,115,514, or 1.9% of net assets.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	14.1%	$23,150,862
Consumer Staples	4.3	7,035,447
Financials	32.2	52,783,270
Health Care	11.5	18,883,270
Industrials	12.0	19,685,361
Information Technology	23.8	38,949,529
Telecommunication Services	1.1	1,749,842
Utilities	1.0	1,726,163
	100.0%	$163,963,744

See Notes to Financial Statements

7

VAN ECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Brazil	$12,961,274	$—	$—	$12,961,274
China / Hong Kong	8,552,192	39,779,893	—	48,332,085
Hungary	—	1,847,667	—	1,847,667
India	4,309,597	15,155,330	—	19,464,927
Indonesia	1,749,842	3,021,899	—	4,771,741
Jordan	—	1,609,910	—	1,609,910
Kazakhstan	1,547,000	—	—	1,547,000
Mexico	787,705	—	—	787,705
Nigeria	—	1,964,181	—	1,964,181
Panama	1,123,224	—	—	1,123,224
Peru	2,750,616	—	—	2,750,616
Philippines	2,980,312	—	—	2,980,312
Russia	1,178,100	2,340,348	—	3,518,448
South Africa	—	8,883,149	—	8,883,149
Spain	—	1,556,627	—	1,556,627
Switzerland	2,674,815	—	—	2,674,815
Taiwan	—	20,567,191	—	20,567,191
Thailand	—	1,600,864	—	1,600,864
Turkey	—	1,796,406	—	1,796,406
United Arab Emirates	—	1,665,324	—	1,665,324
United Kingdom	1,413,092	2,860,641	0	4,273,733
United States	2,206,556	—	—	2,206,556
Preferred Stocks
Brazil	4,138,407	—	—	4,138,407
Colombia	1,693,565	—	—	1,693,565
South Korea	—	3,719,294	—	3,719,294
Real Estate Investment Trusts*	2,222,100	—	—	2,222,100
Warrants*	—	3,306,623	—	3,306,623
Total	$52,288,397	$111,675,347	$0	$163,963,744

* See Schedule of Investments for security type and geographic sector breakouts.

During the period ended June 30, 2015, transfers of securities from Level 1 to Level 2 were $2,888,606 and transfers from Level 2 to Level 1 were $7,383,186. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by the pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2015:

Common Stocks United Kingdom
Balance as of December 31, 2014	$0
Realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of level 3	—
Balance as of June 30, 2015	$0

See Notes to Financial Statements

8

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015 (unaudited)

Assets:
Investments, at value (Cost $145,537,716)	$163,963,744
Cash denominated in foreign currency, at value (Cost $4,473,656)	4,376,391
Receivables:
Investments sold	3,655,053
Shares of beneficial interest sold	27,159
Dividends	461,313
Prepaid expenses	394
Total assets	172,484,054

Liabilities:
Payables:
Investments purchased	2,540,026
Shares of beneficial interest redeemed	651,232
Line of credit	3,756,431
Due to Adviser	138,092
Due to custodian	219,428
Deferred Trustee fees	43,019
Accrued expenses	458,969
Total liabilities	7,807,197
NET ASSETS	$164,676,857
Shares of beneficial interest outstanding	12,858,487
Net asset value, redemption and offering price per share	$12.81

Net Assets consist of:
Aggregate paid in capital	$142,541,655
Net unrealized appreciation	18,058,398
Undistributed net investment income	687,572
Accumulated net realized gain	3,389,232
$164,676,857

See Notes to Financial Statements

9

VAN ECK VIP EMERGING MARKETS FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2015 (unaudited)

Income:
Dividends (net of foreign taxes withheld of $111,987)		$1,645,434

Expenses:
Management fees	792,654
Transfer agent fees	13,398
Custodian fees	26,741
Professional fees	29,935
Reports to shareholders	22,986
Insurance	2,919
Trustees’ fees and expenses	4,070
Interest	1,340
Other	1,679
Total expenses	895,722
Net investment income		749,712

Net realized gain (loss) on:
Investments (net of foreign taxes of $6,720)		3,568,877
Foreign currency transactions and foreign denominated assets and liabilities		(143,975)
Net realized gain		3,424,902

Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign taxes of $79,249)		2,840,614
Foreign currency transactions and foreign denominated assets and liabilities		(27,421)
Net change in unrealized appreciation (depreciation)		2,813,193
Net Increase in Net Assets Resulting from Operations		$6,987,807

See Notes to Financial Statements

10

STATEMENT OF CHANGES IN NET ASSETS

	Six Months	Year Ended
	Ended	December 31,
	June 30, 2015	2014
	(unaudited)
Operations:
Net investment income	$749,712	$1,145,908
Net realized gain	3,424,902	9,681,795
Net change in unrealized appreciation (depreciation)	2,813,193	(11,204,782)
Net increase (decrease) in net assets resulting from operations	6,987,807	(377,079)

Dividends and Distributions to shareholders from:
Net investment income	(799,151)	(843,441)
Net realized gains	(7,885,742)	(19,254,875)
Total dividends and distributions	(8,684,893)	(20,098,316)

Share transactions*:
Proceeds from sale of shares	25,604,028	28,672,197
Reinvestment of dividends and distributions	8,684,893	20,098,316
Cost of shares redeemed	(21,351,154)	(42,791,120)
Net increase in net assets resulting from share transactions	12,937,767	5,979,393
Total increase (decrease) in net assets	11,240,681	(14,496,002)

Net Assets:
Beginning of period	153,436,176	167,932,178
End of period (including undistributed net investment income of $687,572 and $737,011, respectively)	$164,676,857	$153,436,176

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	1,947,660	2,135,827
Shares reinvested	714,218	1,618,222
Shares redeemed	(1,650,909)	(3,173,836)
Net increase	1,010,969	580,213

See Notes to Financial Statements

11

VAN ECK VIP EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Initial Class Shares
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2015		2014	2013	2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$12.95		$14.90	$13.50	$10.40	$14.14	$11.22
Income from investment operations:
Net investment income	0.06		0.10	0.07	0.07	0.05 (b)	0.01
Net realized and unrealized gain (loss) on investments	0.54		(0.23)	1.54	3.03	(3.66)	2.93
Total from investment operations	0.60		(0.13)	1.61	3.10	(3.61)	2.94
Less dividends and distributions from:
Net investment income		(0.07)	(0.08)	(0.21)	—	(0.13)	(0.07)
Net realized gains		(0.67)	(1.74)	—	—	—	—
Total dividends and distributions		(0.74)	(1.82)	(0.21)	—	(0.13)	(0.07)
Settlement payments from unaffiliated third parties	—		—	—	—	—	0.05	(c)
Redemption fees	—		—	—	— (d)	— (d)	—	(d)
Net asset value, end of period	$12.81		$12.95	$14.90	$13.50	$10.40	$14.14
Total return (a)	4.93	%(f)	(0.41)%	12.02%	29.81%	(25.74)%	26.84	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$164,677		$153,436	$167,932	$171,456	$108,286	$176,522
Ratio of gross expenses to average net assets	1.13	%(e)	1.17%	1.23%	1.23%	1.26%	1.28%
Ratio of net expenses to average net assets	1.13	%(e)	1.17%	1.23%	1.23%	1.26%	1.28%
Ratio of net expenses, excluding interest expense, to average net assets	1.13	%(e)	1.17%	1.22%	1.23%	1.26%	1.28%
Ratio of net investment income to average net assets	0.95	%(e)	0.69%	0.56%	0.55%	0.36%	0.17%
Portfolio turnover rate	33	%(f)	85%	83%	93%	95%	96%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding
(c)	For the year ended December 31, 2010, the Fund received settlement payments from unaffiliated third parties which represented 0.46% of the Initial Class Shares total return.
(d)	Amount represents less than $0.005 per share
(e)	Annualized
(f)	Not annualized

See Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Emerging Markets Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund currently offers a single class of shares: Initial Class Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services - Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
13

VAN ECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. The Fund has invested in aXess warrants that are linked to the shares of an underlying security and are issued by Deutsche Bank AG London. The warrants are obligations of the issuer and are not secured by any collateral. The warrants may be exercised by the Fund during the exercise period. If the warrants have not been exercised on the last day of the exercise period, the warrants will be automatically exercised on that day. Warrants held at June 30, 2015 are reflected in the Schedule of Investments.

G.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivatives instruments and hedging activities. The Fund held no derivative instruments during the period ended June 30, 2015.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. The Fund may incur
14

additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund held no forwards foreign currency contracts during the period ended June 30, 2015.

H.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. The Fund received regulatory settlement payments during 2010 from unaffiliated third parties which is included in the Financial Highlights. The Fund received redemption fees from Class R1 Shares prior to its closing on April 30, 2012 which are reflected in the Financial Highlights.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2016, to waive management fees and/or assume expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.50% for the Fund’s average daily net assets. For the period ended June 30, 2014, no management fees were waived nor were any expenses assumed by the Adviser. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the distributor.

Note 4—Investments—For the period ended June 30, 2015, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $58,988,185 and $51,376,579, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2015 was $145,576,640 and net unrealized appreciation aggregated to $18,387,104 of which $26,227,944 related to appreciated securities and $7,840,840 related to depreciated securities.

The tax character of dividends and distributions paid to shareholders was as follows:

Year Ended
December 31, 2014
Ordinary income	$7,269,131
Long-term capital gains	12,829,185
$20,098,316

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2015, the Fund did not incur any interest or penalties.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Fund.

15

VAN ECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held by the Fund.

At June 30, 2015, the aggregate shareholder accounts of three insurance companies own approximately 70%, 12%, and 5% of the Fund’s outstanding shares of beneficial interest.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Bank Line of Credit—Certain Funds of the Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2015, the average daily loan balance during the 35 day period for which a loan was outstanding amounted to $997,781 and the average interest rate was 1.38%. At June 30, 2015, the Fund had an outstanding loan balance of $3,756,431.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the period ended June 30, 2015, the Fund had no securities lending activity.

Note 10—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

16

APPROVAL OF ADVISORY AGREEMENT

June 30, 2015 (unaudited)

VAN ECK VIP TRUST

VAN ECK VIP EMERGING MARKETS FUND
(the “Fund”)

Approval of Advisory Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval. On June 25, 2015, the Board of Trustees (the “Board”) of Van Eck VIP Trust (the “Trust”), which is comprised exclusively of Independent Trustees, voted to approve the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Board and furnished by the Adviser for meetings of the Board held on June 11, 2015 and June 24 and 25, 2015 specifically for the purpose of considering the continuation of the Advisory Agreement. The written and oral reports provided to the Board included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by an independent consultant comparing the Fund’s investment performance (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) with respect to a representative class of shares of the Fund for the one-, three-, five- and ten-year periods ended March 31, 2015 with those of (i) a universe of mutual funds selected by the independent consultant with similar portfolio holding characteristics, share class attributes and other operational characteristics as the Fund (the “Category”), (ii) a sub-group of funds selected from the Category by the independent consultant further limited to approximate more closely the Fund’s investment style, expense structure and asset size (the “Peer Group”) and (iii) an appropriate benchmark index;

■	A report prepared by an independent consultant comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2014 with a similar share class of each fund in the (i) Category and (ii) Peer Group;

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the Van Eck complex of mutual funds as a whole (the “Van Eck Complex”);

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for the Fund and the Comparable Products, the sizes of the Comparable Products and the identity of the individuals responsible for managing the Comparable Products;

■	Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser on behalf of the Fund, and reports regarding a variety of compliance-related issues;

■	Information with respect to the Adviser’s brokerage practices, including the Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser from research acquired with soft dollars;
17

VAN ECK VIP EMERGING MARKETS FUND

APPROVAL OF ADVISORY AGREEMENT

(unaudited) (continued)

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities, including the methodologies used in making fair value determinations, and the Adviser’s due diligence process for recommending the selection of pricing vendors and monitoring the quality of the inputs provided by such vendors;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files (both physical and electronic), as well as of any communications with third parties containing Fund and shareholder information, including reports regarding the Adviser’s cybersecurity framework and its implementation, the identification and monitoring of cybersecurity risks (including the risks that arise out of arrangements with third party service providers), the Adviser’s cybersecurity response policy which is being finalized and will document the Adviser’s processes for the suitable escalation, remediation and communication of a cybersecurity event and other initiatives of the Adviser to mitigate cybersecurity risks;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees, including reports regarding the administration of the Adviser’s code of ethics and the Adviser’s policy with respect to investments in the Fund by the Adviser’s investment personnel;

■	Descriptions of the processes that the Adviser uses to evaluate and monitor the liquidity of fixed-income instruments and information regarding the actions the Adviser has taken with respect to risk management and disclosure matters relating to changing fixed income market conditions;

■	Descriptions of sub-transfer agency, omnibus account and other shareholder servicing arrangements for the Fund with intermediaries (collectively, “Servicing Arrangements”), including a description of the services provided by the intermediaries pursuant to such Servicing Arrangements and the payment terms of the Servicing Arrangements, as well as reports regarding the amounts paid pursuant to the Servicing Arrangements and the amounts paid to intermediaries with respect to the Fund by the Adviser pursuant to any revenue sharing arrangements and Servicing Arrangements (to the extent not paid by the Fund);

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to reduce the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving a portion of its fees or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser in recent periods to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products, including exchange-traded funds, hedge funds, separate accounts and UCITs, one or more of which may invest in the same financial markets and may be managed by the same investment professionals according to a similar investment objective and/or strategy as the Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the advisory fee and expense ratio data described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is for periods on an annualized basis ended March 31, 2015, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2014.

18

Performance. The Board noted, based on a review of comparative annualized total returns, that the Fund had outperformed its Category and Peer Group medians, as well as its benchmark index, over the one-, three-, five- and ten-year periods. The Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses. The Board noted that the fees payable for advisory services were lower than the median advisory fees of its Category and Peer Group and that the Fund’s total expense ratio, net of waivers or reimbursements, was lower than the median expense ratios of its Category and Peer Group. The Board also noted that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2016 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount. On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the Van Eck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. The Board further noted that, in evaluating the reasonableness of the Adviser’s profits from managing any particular Fund, it would be appropriate to consider the size of the Adviser relative to other firms in the investment management industry and the impact on the Adviser’s profits of the volatility of the markets in which the Funds invest and the volatility of cash flows into and out of the Funds through various market cycles. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser, if any, are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as the Fund grows and whether the Fund’s fee schedule reflects these economies of scale for the benefit of shareholders. The Board concluded that, with respect to the Fund, the economies of scale being realized, if any, are currently being shared by the Adviser and the Fund, and that adding breakpoints would not be warranted at this time for the Fund.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to such factors, the members of the Board relied upon the advice of independent legal counsel and their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors considered in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board (comprised exclusively of Independent Trustees) concluded that the continuation of the Advisory Agreement is in the interests of shareholders and, accordingly, the Board approved the continuation of the Advisory Agreement for an additional one-year period.

19

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
666 Third Avenue, New York, NY 10017
vaneck.com
Account Assistance:	800.544.4653

vaneck.com

VIPEMSAR

SEMI-ANNUAL REPORT
J U N E 3 0 , 2 0 1 5 ( u n a u d i t e d )

Van Eck VIP Trust

Van Eck VIP Unconstrained Emerging Markets Bond Fund

Van Eck VIP Unconstrained Emerging Markets Bond Fund

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of June 30, 2015, and are subject to change.

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited)

Dear Shareholder:

The Initial Class shares of the Van Eck VIP Unconstrained Emerging Markets Bond Fund (the “Fund”) lost 3.97% over the six-month period ending June 30, 2015, while the Fund’s benchmark—a blended index consisting of 50% J.P Morgan Emerging Markets Bond Index Global Diversified Index1 (EMBI) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index2 (GBI-EM)—lost 1.63% over the same period. To compare, the EMBI hard currency index returned 1.67%, while the GBI-EM local currency index was down 4.88% over the six-month period.

It is important to note that we changed the Fund’s primary prospectus benchmark, effective May 1, 2015, from the GBI-EM (representing local currency3) to the blended benchmark of 50% EMBI (representing hard currency4) and 50% GBI-EM (representing local currency) to reflect the unconstrained long-only nature of the Fund.

As an unconstrained long-only fund, we seek to find the best investment opportunities across the emerging markets debt universe, including sovereigns and corporates in hard and local currencies. We believe that this flexibility gives us a greater ability to manage risks in the emerging markets space, especially interest rates, currency, and country risks, and allows for a greater ability to find opportunities with higher yields.

Fund Review

Overall, the Fund’s performance compared to the 50/50 blended benchmark was aided by the avoidance of local currency exposure in the first quarter of 2015, and by exposures to Argentina and Vietnam (both in hard currency).

Energy sector corporate bonds in Brazil (where politics also pressured bonds), Colombia (where a stalled takeover bid also pressured bonds), and Indonesia (where the pressure was only generic energy sector pressure) detracted from Fund performance. Venezuela was also a significant detractor to Fund performance, due almost exclusively to energy-related sovereigns coming under pressure. Lack of exposure to Russian sovereign bonds (hard and local currencies), which rallied following the stabilization in both oil prices and the political environment, also contributed to the Fund’s underperformance for the six-month period.

Several of the broad themes represented in the Fund, and which have been in place for more than a year, began to reverse in the opening month of the second quarter of 2015. After being agnostic for several years, we became negative on duration in the first week of April after careful analysis of multiple—fundamental and technical—factors. As a result, we lowered the Fund’s duration from 9.9 years on March 30, 2015, to 3.2 years at the end of the second quarter of 2015. Factors included: long-awaited rising inflation expectations following aggressive monetary expansion, rising labor costs, and a market that in our view had begun to be very comfortable with duration. Our view on local currency denominated bonds changed to cautiously positive after almost two years of no, or minimal, Fund exposure. Modest growth surprises in some emerging markets countries, higher real rates and a duration selloff in April led to an increase in local currency exposure to approximately 61% of the Fund’s assets under management by June 30, 2015.

Concerns over illiquidity in the corporate bond market grew stronger during the second quarter of the year, leading to a further decrease in the Fund’s exposure to corporates. We continue to like idiosyncratic exposure to countries such as Vietnam and Argentina, although we did lower our exposure to Argentina during the second quarter because of fears that the leading candidates in the presidential race are leaning towards policies that can be described as “more of the same”.

During the first six months of this year, the Fund used derivatives, specifically non-deliverable and deliverable foreign exchange forwards, to hedge the currency component of fixed income holdings. In particular, the Fund directly hedged the Euro risk encumbered in other currency positions for the whole first quarter of the year and beginning of the second quarter. The Euro hedge offset the depreciation of the Euro against the U.S. dollar during that period. The Fund also had a cross-hedge in Peruvian New Sol to hedge the currency risk from local currency positions in Colombia, Chile, and Brazil. The Peruvian New Sol cross-hedge provided a very small gain that helped mitigate losses from local currency positions in Colombia, Chile and Brazil. For about a month, in the second quarter, the Fund had non-deliverable forwards to express a long position in the Chilean Peso and Peruvian New Sol. The long positions in Chilean Peso and Peruvian New Sol resulted in small losses for the Fund.

Outlook

Divergence between emerging markets economies is increasing at a fast pace. Countries are at different stages of development with varying willingness and ability to reform. Each country has its own specific set of economic opportunities and issues, such as negative or positive sensitivities to commodity prices, rampant inflation, too much debt, or fiscal and political problems. We believe idiosyncrasy in emerging markets is higher than it has been historically. Therefore, we believe

1

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited)

in using an unconstrained approach that allows for the flexibility to find investment opportunities across the emerging markets debt universe, in sovereign or corporate debt, and across local or hard currencies.

Our current portfolio positioning and outlook is as follows:

First, we are negative on duration on the basis of our conviction that the underlying reflation pressures in the global economy are getting stronger. The labor market conditions in the U.S. and key Eurozone economies are tightening and wage growth is picking up. A combination of tighter labor markets, improvements in consumer sentiment, and monetary easing is already feeding into higher market-based inflation expectations in key developed markets. Meanwhile, global commodity prices might have found a floor or are close to it and will be pushing inflation higher against a low base in the second half of the year. Finally, seasonally-adjusted activity/growth indicators in the U.S. and the Eurozone remain robust, with Europe set to benefit further from the prior loosening in monetary conditions. Against this background, the gap between the Federal Reserve (Fed) policy rate paths implied by the market and by the Fed “dots” remains wide. If growth is real, market expectations will need to adjust upwards.

Second, we are more comfortable with local currency and have increased our exposure to selected countries which pay higher real interest rates in addition to having other advantages. Our rationale is that: a) emerging markets currencies had already sold off (due to concerns about deteriorating emerging markets growth and outlook, and falling commodity prices) before yields started to rise a few weeks ago; b) commodity prices might have bottomed; and c) we see more positive growth surprises in parts of the emerging markets (Central Europe, parts of Asia) and this trend should become more pronounced if growth improvements in developed markets are sustained. These factors should limit the downside for emerging markets currencies going forward, even if interest rates in the U.S. and Germany continue to increase. We would like to emphasize the selective nature of our local currency debt exposure that stems from our “unconstrained” mandate. We are currently focusing on several idiosyncratic stories in our portfolio where real rates are high (Mexico, Brazil, Zambia, Hungary, and South Africa) and where we believe the macro/policy flow has the potential to move in the right direction.

Third, we are concerned about corporate bonds and are limiting the Fund’s exposure to them. The rationale here is that: a) illiquidity risks are high; b) there are potential exchange rate mismatches; and c) issuance of emerging markets bonds and loans is at a record high. In terms of the investment process, this rationale generates poor scores on the “vulnerability” and “correlation” tests on many emerging markets corporates (though not all). This potential for illiquidity to manifest itself has always been there. However, we believe that a rising interest rate environment—arguably the first in 20 years—will risk outflows from bond funds that have not had to sell corporates during this big increase in corporate debt issuance. If that happens, we see significant downside to prices.

Fourth, we remain concerned about Russia. Even though Russia’s policy response to macro challenges associated with sanctions was very orthodox (usually a positive sign), the headline risks remains too high: a) the economic situation in Ukraine is deteriorating; b) debt restructuring gets nearer; and c) economic sanctions against Russia have been extended at least until the end of the year. For now, the investment process characterizes Russia as failing on all three tests: “vulnerability”, “correlation”, and “politics”. The downside is larger than the upside, in our opinion.

A final element of the portfolio is idiosyncrasy in Argentina, Venezuela, and Vietnam. The basic rationale for Argentina and Vietnam is that both countries are re-rating. In Argentina’s case, it is the result of what the team believes will be an entry into global financial markets following this year’s presidential elections. Argentina is arguably a solvent country which should be able to regain market access once the “holdouts” issue is resolved. Vietnam is on its way to investment grade (based on a range of credit metrics), and bond prices do not fully reflect that. In Venezuela, selected bonds now look attractive on a carry basis as long as oil prices move sideways or upwards (especially as the announcement of the National Assembly election date eased local political tensions and international concerns for now). Even though our macroeconomic outlook for the country remains negative, market expectations of a near 100% chance of default (under our recovery value assumptions) look excessive.

The Fund is subject to risks associated with its investments in emerging markets securities. Investing in foreign denominated and/or domiciled securities may involve heightened risk due to currency fluctuations, and economic and political risks, which may be enhanced in emerging markets. As the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may also be subject to credit risk, interest rate risk, sovereign debt risk, tax risk, non-diversification risk and risks associated with non-investment grade securities. Please see the prospectus and summary prospectus for information on these and other risk considerations.

2

We thoroughly appreciate your participation in the Van Eck VIP Unconstrained Emerging Markets Bond Fund, and we look forward to helping you meet your investment goals in the future.

Eric Fine	David Austerweil
Portfolio Manager	Deputy Portfolio Manager

July 23, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results. Results reflect past performance and do not guarantee future results.

[1]	The J.P. Morgan Emerging Markets Bond Index Global Diversified Index (EMBI) tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S-dollar emerging markets debt benchmark.

[2]	The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBI-EM) tracks local currency bonds issued by Emerging Markets governments. The index spans over 15 countries.

[3]	Emerging markets local currency bonds are bonds denominated in the local currency of the issuer.

[4]	Hard currency refers to currencies that are generally widely accepted around the world such as the U.S. dollar, euro or yen.
3

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 to June 30, 2015.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Unconstrained Emerging Markets Bond Fund

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2015 –
	January 1, 2015	June 30, 2015	June 30, 2015
Actual	$1,000.00	$960.30	$5.35
Hypothetical**	$1,000.00	$1,019.34	$5.51
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2015), of 1.10% multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
4

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Principal
Amount			Value

CORPORATE BONDS: 25.1%

Argentina: 3.3%
USD	1,147,057	YPF SA
		7.77%, 08/15/18 (a) (f) Reg S	$1,167,130
British Virgin Islands: 0.8%
EUR	244,000	C10-EUR Capital SPV Ltd.
		6.28%, 06/30/17 (c)	262,502
Canada: 2.9%
		Pacific Rubiales Energy Corp.
USD	18,000	5.13%, 03/28/18 (c) Reg S	12,960
	1,352,000	5.63%, 01/19/20 (c) Reg S	983,580
			996,540
Cayman Islands: 7.7%
	891,000	Agricola Senior Trust
		6.75%, 06/18/20 144A	911,048
	400,000	CAR, Inc.
		6.13%, 02/04/18 (c) Reg S	410,000
	1,292,000	Odebrecht Drilling Norbe VIII/IX Ltd.
		6.35%, 06/30/20 (c) Reg S	1,001,300
	503,667	Odebrecht Offshore Drilling Finance Ltd.
		6.75%, 12/01/21 (c) Reg S	362,640
			2,684,988
Luxembourg: 0.2%
	88,000	QGOG Constellation SA
		6.25%, 11/09/16 (c) Reg S	64,680
Mexico: 0.0%
	120,000	Corp. GEO SAB de CV
		9.25%, 08/03/15 (c) (d) * Reg S	3,612
Netherlands: 3.1%
	647,000	Indo Energy Finance BV
		7.00%, 08/03/15 (c) Reg S	537,010
	803,000	Indo Energy Finance II BV
		6.38%, 01/24/18 (c) Reg S	536,003
			1,073,013
Venezuela: 2.9%
	2,024,000	Petroleos de Venezuela SA
		5.25%, 04/12/17 Reg S	1,017,971
Vietnam: 4.2%
	2,500,000	Debt and Asset Trading Corp.
		1.00%, 07/16/15 (c) Reg S	1,457,500
Total Corporate Bonds (Cost: $9,307,276)			8,727,936

FOREIGN GOVERNMENT OBLIGATIONS: 70.8%

Argentina: 5.2%
ARS	896,000	Argentine Republic Government International Bond
		5.83%, 12/31/33 (d) * #	218,125
		Provincia de Buenos Aires
USD	800,000	4.00%, 05/15/35 (s) Reg S	508,000
EUR	575,608	4.00%, 05/15/35 (s) Reg S	406,447
USD	712,000	9.95%, 06/09/21 144A	697,760
			1,830,332
Principal
Amount			Value

Brazil: 10.9%
		Nota do Tesouro Nacional, Series F
BRL	4,179,000	10.00%, 01/01/17	$1,280,417
	5,184,000	10.00%, 01/01/21	1,504,074
	3,630,000	10.00%, 01/01/25	1,010,670
			3,795,161
Chile: 4.6%
CLP	945,000,000	Bonos de la Tesoreria de la Republica de Chile
		6.00%, 01/01/20 (a)	1,593,535
Colombia: 4.6%
		Colombian TES
COP	2,121,500,000	7.00%, 09/11/19	850,910
	1,681,000,000	10.00%, 07/24/24	763,088
			1,613,998
Dominican Republic: 2.3%
		Dominican Republic International Bond
DOP	17,900,000	11.50%, 05/10/24 Reg S	435,141
	15,200,000	12.00%, 01/20/22 Reg S	367,102
			802,243
Hungary: 4.5%
HUF	396,590,000	Hungarian Government Bond
		6.75%, 11/24/17	1,572,828
Malaysia: 2.4%
MYR	3,139,000	Malaysian Government Bond
		3.31%, 10/31/17	833,378
Mexico: 9.2%
		Mexican Government International Bond
MXN	5,580,000	5.00%, 06/15/17	361,894
	24,818,600	7.75%, 12/14/17	1,708,961
	15,967,000	8.50%, 12/13/18	1,133,687
			3,204,542
South Africa: 7.8%
		South Africa Government Bond
ZAR	20,801,000	8.25%, 09/15/17	1,745,414
	10,940,000	13.50%, 09/15/16	967,479
			2,712,893
Turkey: 2.5%
TRY	2,416,000	Turkey Government Bond
		8.20%, 11/16/16	888,388
Venezuela: 7.0%
		Venezuela Government International Bond
USD	1,051,000	5.75%, 02/26/16 Reg S	871,016
	1,624,000	7.75%, 10/13/19 Reg S	637,420
	1,970,000	12.75%, 08/23/22 Reg S	920,975
			2,429,411
Vietnam: 0.5%
	172,333	Vietnam Government International Bond
		4.00%, 08/03/15 (c) (s)	168,887

See Notes to Financial Statements

5

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Principal
Amount			Value

Zambia: 9.3%
		Republic of Zambia Treasury Bills
ZMW	11,695,000	22.33%, 05/16/16 ^ #	$1,307,606
	4,965,000	23.00%, 05/30/16 ^	544,048
		Zambia Government Bond
	1,340,000	10.00%, 05/27/17	149,053
	4,740,000	11.00%, 02/16/20	426,293
	7,585,000	11.00%, 05/26/20	644,649
	1,780,000	13.00%, 02/17/24 #	156,235
			3,227,884
Total Foreign Government Obligations (Cost: $25,455,217)			24,673,480
Number of
Shares
MONEY MARKET FUND: 0.3% (Cost: $107,809)
	107,809	AIM Treasury Portfolio - Institutional Class	$107,809
Total Investments: 96.2% (Cost: $34,870,302)			33,509,225
Other assets less liabilities: 3.8%			1,328,730
NET ASSETS: 100.0%			$34,837,955

ARS	— Argentine Peso
BRL	— Brazilian Real
CLP	— Chilean Peso
COP	— Colombian Peso
DOP	— Dominican Peso
EUR	— Euro
HUF	— Hungarian Forint
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
TRY	— Turkish Lira
USD	— United States Dollar
ZAR	— South African Rand
ZMW	— Zambian Kwacha

(a)	All or a portion of these securities are segregated for forward foreign currency contracts. Total value of the securities segregated is $1,381,393.
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
(f)	Floating Rate Bond - coupon reflects the rate in effect at the end of the reporting period
(s)	Step Bond - coupon increases periodically based upon a predetermined schedule. The rate shown reflects the rate in effect at the end of the reporting period
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,681,966 which represents 4.8% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $1,608,808, or 4.6% of net assets.

As of June 30, 2015, the Fund had the following open forward foreign currency contracts:

Counterparty	Contracts to deliver	In Exchange for	Settlement Date	Unrealized Appreciation
State Street Bank And Trust Company	PEN 4,568,723	USD 1,430,632	8/03/2015	$616

PEN — Peruvian Nuevo Sol

USD — United States Dollar

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer, Non-cyclical	1.2%	$410,000
Energy	17.0	5,683,274
Financial	7.1	2,368,548
Government	73.6	24,673,480
Industrial	0.8	266,114
Money Market Fund	0.3	107,809
	100.0%	$33,509,225

See Notes to Financial Statements

6

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Corporate Bonds*	$—	$8,727,936	$—	$8,727,936
Foreign Government Obligations*	—	24,673,480	—	24,673,480
Money Market Fund	107,809	—	—	107,809
Total	$107,809	$33,401,416	$—	$33,509,225
Other Financial Instruments:
Forward Foreign Currency Contracts	$—	$616	$—	$616

*	See Schedule of Investments for security type and geographic country breakouts.

There were no transfers between levels during the period ended June 30, 2015.

See Notes to Financial Statements

7

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015 (unaudited)

Assets:
Investments, at value (Cost $34,870,302)	$33,509,225
Cash	117,376
Cash denominated in foreign currency, at value (Cost $1,276,962)	1,277,364
Receivables:
Investments sold	540,340
Shares of beneficial interest sold	15,555
Dividends and interest	1,017,811
Prepaid expenses	96
Unrealized appreciation on forward foreign currency contracts	616
Total assets	36,478,383

Liabilities:
Payables:
Investments purchased	1,064,292
Shares of beneficial interest redeemed	472,205
Due to Adviser	23,735
Deferred Trustee fees	11,023
Accrued expenses	69,173
Total liabilities	1,640,428
NET ASSETS	$34,837,955
Shares of beneficial interest outstanding	4,134,222
Net asset value, redemption and offering price per share	$8.43

Net Assets consist of:
Aggregate paid in capital	$37,573,740
Net unrealized depreciation	(1,389,516)
Undistributed net investment income	838,069
Accumulated net realized loss	(2,184,338)
$34,837,955

See Notes to Financial Statements

8

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2015 (unaudited)

Income:
Dividends		$576
Interest (net of foreign taxes withheld of $27,014)		1,083,662
Total income		1,084,238

Expenses:
Management fees	183,133
Transfer agent fees	10,544
Custodian fees	10,671
Professional fees	20,212
Reports to shareholders	10,130
Trustees’ fees and expenses	1,050
Other	3,286
Total expenses	239,026
Waiver of management fees	(37,643)
Net expenses		201,383
Net investment income		882,855

Net realized loss on:
Investments		(292,648)
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities		(218,118)
Net realized loss		(510,766)

Net change in unrealized appreciation (depreciation) on:
Investments		(1,872,798)
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities		(5,019)
Net change in unrealized appreciation (depreciation)		(1,877,817)
Net Decrease in Net Assets Resulting from Operations		$(1,505,728)

See Notes to Financial Statements

9

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30,	December 31,
	2015	2014
	(unaudited)
Operations:
Net investment income	$882,855	$2,741,829
Net realized loss	(510,766)	(2,195,522)
Net change in unrealized appreciation (depreciation)	(1,877,817)	742,364
Net increase (decrease) in net assets resulting from operations	(1,505,728)	1,288,671

Dividends and Distributions to shareholders from:
Net investment income	(2,211,375)	(2,183,316)
Net realized gains	—	(3,489,372)
Total dividends and distributions	(2,211,375)	(5,672,688)

Share transactions*:
Proceeds from sale of shares	3,829,621	19,259,792
Reinvestment of dividends and distributions	2,211,375	5,672,688
Cost of shares redeemed	(4,511,584)	(23,379,332)
Net increase in net assets resulting from share transactions	1,529,412	1,553,148
Total decrease in net assets	(2,187,691)	(2,830,869)

Net Assets:
Beginning of period	37,025,646	39,856,515
End of period (including undistributed net investment income of $838,069 and $2,166,589, respectively)	$34,837,955	$37,025,646

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	435,531	1,958,102
Shares reinvested	247,912	633,112
Shares redeemed	(516,752)	(2,383,473)
Net increase	166,691	207,741

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Initial Class Shares
	For the Six
	Months Ended
	June 30,		Year Ended December 31,
	2015		2014	2013	2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$9.33		$10.60	$11.92	$11.71	$12.03	$11.75
Income from investment operations:
Net investment income	0.21		0.67	0.60	0.24	0.27	0.31
Net realized and unrealized gain (loss) on investments		(0.55)	(0.49)	(1.67)	0.39	0.62	(0.02)
Total from investment operations		(0.34)	0.18	(1.07)	0.63	0.89	0.29
Less dividends and distributions from:
Net investment income		(0.56)	(0.56)	(0.25)	(0.26)	(0.96)	(0.42)
Net realized gains	—		(0.89)	— (b)	(0.16)	(0.25)	—
Total dividends and distributions		(0.56)	(1.45)	(0.25)	(0.42)	(1.21)	(0.42)
Settlement payments from unaffiliated third parties	—		—	—	—	—	0.41	(c)
Redemption fees	—		—	—	— (b)	— (b)	—	(b)
Net asset value, end of period	$8.43		$9.33	$10.60	$11.92	$11.71	$12.03
Total return (a)	(3.97	)%(e)	2.18%	(9.17)%	5.55%	8.14%	6.20	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$34,838		$37,026	$39,857	$54,529	$43,854	$35,688
Ratio of gross expenses to average net assets	1.31	%(d)	1.20%	1.43%	1.18%	1.22%	1.30%
Ratio of net expenses to average net assets	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net expenses, excluding interest expense, to average net assets	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	4.58	%(d)	6.34%	4.87%	2.10%	2.33%	2.60%
Portfolio turnover rate	265	%(e)	441%	483%	0%	23%	35%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Amount represents less than $0.005 per share
(c)	For the year ended December 31, 2010, the Fund received settlement payments from unaffiliated third parties which represented 3.71% of the Initial Class Shares total return.
(d)	Annualized
(e)	Not annualized

See Notes to Financial Statements

11

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Unconstrained Emerging Markets Bond Fund (the “Fund”) is a non-diversified series of the Trust and seeks high total return (income plus capital appreciation) by investing globally, primarily in a variety of debt securities. The Fund currently offers a single class of shares: Initial Class Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.
12

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Schedule of Investments.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund held forward foreign currency contracts for 5 months during the period ended June 30, 2015 with an average unrealized depreciation of $71,187. Forward foreign currency contracts held at June 30, 2015 are reflected in the Schedule of Investments.

At June 30, 2015, the Fund had the following derivative instruments:

Asset Derivatives
Foreign Currency
Risk
Forward foreign currency contracts[1]	$616

[1]	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency contracts
13

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2015 (unaudited) (continued)

The impact of transactions in derivative instruments, during the period ended June 30, 2015, were as follows:

Foreign Currency
Risk
Realized gain (loss):
Forward foreign currency contacts[2]	$(124,087)
Net change in unrealized appreciation (depreciation):
Forward foreign currency contracts[3]	(13,567)

[2]	Statement of Operations location: Net realized loss on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities

[3]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Fund to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments. Collateral, if any, held at June 30, 2015 is presented in the Schedule of Investments.

The table below presents both gross and net information about the derivative instruments eligible for offset in the Statement of Assets and Liabilities subject to master netting or similar agreements, as well as financial collateral received or pledged (including cash collateral) as of June 30, 2015. Collateral, if any, is disclosed up to an amount of 100% of the net amount of unrealized gain/loss for the respective financial instruments. In general, collateral received or pledged exceeds the net amount of the unrealized gain/loss or market value of financial instruments.

	Gross Amount of Recognized Assets	Gross Amount Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Collateral Received	Net Amount
Forward foreign currency contracts	$616	$—	$616	$—	$616

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments. The Fund received regulatory settlement payments during 2010 from unaffiliated third parties which is included in the Financial Highlights. The Fund received redemption fees from Class R1 Shares prior to its closing on April 30, 2012 which are reflected in the Financial Highlights.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed, at least until May 1, 2016, to waive management fees and/or assume expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets for Initial Class Shares. For the period ended June 30, 2015, the Adviser waived management fees in the amount of $37,643. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the distributor.

Note 4—Investments—For the period ended June 30, 2015, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $97,582,893 and $95,556,774, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2015 was $34,874,113 and net unrealized depreciation aggregated to $1,364,888 of which $189,601 related to appreciated securities and $1,554,489 related to depreciated securities.

14

The tax character of dividends and distributions paid to shareholders was as follows:

Year Ended
December 31, 2014
Ordinary income	$2,188,707
Long-term capital gains	3,483,981
$5,672,688

At December 31, 2014, the Fund had capital loss carryforwards available to offset future capital gains as follows:

Post-Effective No Expiration Short-Term Capital Losses
$1,669,761

Realized gains or losses attributable to fluctuations in foreign exchange rates on investments and other foreign currency denominated assets and liabilities result in permanent book to tax differences which may affect the tax character of distributions and undistributed net investment income at the end of the Fund’s fiscal year. For the period January 1, 2015 to June 30, 2015, the Fund’s net realized losses from foreign currency translations were $739,330.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2015, the Fund did not incur any interest or penalties.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different security transaction clearance and settlement practices and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may invest in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than higher rated securities and are subject to greater price variability.

At June 30, 2015, the aggregate shareholder accounts of four insurance companies own approximately 49%, 27%, 8% and 5% of the Fund’s outstanding shares of beneficial interest.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Bank Line of Credit—Certain Funds of the Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2015, the average daily loan balance during the 22 day period for which a loan was outstanding amounted to $528,118 and the average interest rate was 1.38%. At June 30, 2015, the Fund had no outstanding borrowings under the Facility.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the period ended June 30, 2015, the Fund had no securities lending activity.

Note 10—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

15

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

APPROVAL OF ADVISORY AGREEMENT

June 30, 2015 (unaudited)

VAN ECK VIP TRUST

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND
(the “Fund”)

Approval of Advisory Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval. On June 25, 2015, the Board of Trustees (the “Board”) of Van Eck VIP Trust (the “Trust”), which is comprised exclusively of Independent Trustees, voted to approve the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Board and furnished by the Adviser for meetings of the Board held on June 11, 2015 and June 24 and 25, 2015 specifically for the purpose of considering the continuation of the Advisory Agreement. The written and oral reports provided to the Board included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by an independent consultant comparing the Fund’s investment performance (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) with respect to a representative class of shares of the Fund for the one-, three-, five- and ten-year periods ended March 31, 2015 with those of (i) a universe of mutual funds selected by the independent consultant with similar portfolio holding characteristics, share class attributes and other operational characteristics as the Fund (the “Category”), (ii) a sub-group of funds selected from the Category by the independent consultant further limited to approximate more closely the Fund’s investment style, expense structure and asset size (the “Peer Group”), (iii) an appropriate benchmark index and (iv) two additional benchmark indexes, each of which comprises 50% of the Fund’s benchmark index (each an “Additional Index”);

■	A report prepared by an independent consultant comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2014 with a similar share class of each fund in the (i) Category and (ii) Peer Group;

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the Van Eck complex of mutual funds as a whole (the “Van Eck Complex”);

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for the Fund and the Comparable Products, the sizes of the Comparable Products and the identity of the individuals responsible for managing the Comparable Products;

■	Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser on behalf of the Fund, and reports regarding a variety of compliance-related issues;

■	Information with respect to the Adviser’s brokerage practices, including the Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser from research acquired with soft dollars;
16

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities, including the methodologies used in making fair value determinations, and the Adviser’s due diligence process for recommending the selection of pricing vendors and monitoring the quality of the inputs provided by such vendors;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files (both physical and electronic), as well as of any communications with third parties containing Fund and shareholder information, including reports regarding the Adviser’s cybersecurity framework and its implementation, the identification and monitoring of cybersecurity risks (including the risks that arise out of arrangements with third party service providers), the Adviser’s cybersecurity response policy which is being finalized and will document the Adviser’s processes for the suitable escalation, remediation and communication of a cybersecurity event and other initiatives of the Adviser to mitigate cybersecurity risks;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees, including reports regarding the administration of the Adviser’s code of ethics and the Adviser’s policy with respect to investments in the Fund by the Adviser’s investment personnel;

■	Descriptions of the processes that the Adviser uses to evaluate and monitor the liquidity of fixed-income instruments and information regarding the actions the Adviser has taken with respect to risk management and disclosure matters relating to changing fixed income market conditions;

■	Descriptions of sub-transfer agency, omnibus account and other shareholder servicing arrangements for the Fund with intermediaries (collectively, “Servicing Arrangements”), including a description of the services provided by the intermediaries pursuant to such Servicing Arrangements and the payment terms of the Servicing Arrangements, as well as reports regarding the amounts paid pursuant to the Servicing Arrangements and the amounts paid to intermediaries with respect to the Fund by the Adviser pursuant to any revenue sharing arrangements and Servicing Arrangements (to the extent not paid by the Fund);

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to reduce the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving a portion of its fees or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser in recent periods to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products, including exchange-traded funds, hedge funds, separate accounts and UCITs, one or more of which may invest in the same financial markets and may be managed by the same investment professionals according to a similar investment objective and/or strategy as the Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the advisory fee and expense ratio data described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is for periods on an annualized basis ended March 31, 2015, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2014.

17

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

APPROVAL OF ADVISORY AGREEMENT

June 30, 2015 (unaudited) (continued)

Performance. The Board noted that, at the recommendation of the Adviser and in an effort to enhance the performance and long-term viability of the Fund, the Board had approved material changes to the Fund’s principal investment strategies, which became effective May 1, 2013. The Board further noted that, in light of these changes, the performance of the Fund compared to other similarly managed funds prior to May 1, 2013 was not relevant to the Board’s consideration of the Advisory Agreement. The Board then noted, based on a review of comparative annualized total returns, that the Fund had underperformed its Category and Peer Group medians over the one-year period. The Board also noted that the Fund had outperformed its benchmark index for the one-year period. The Board further noted that the Fund outperformed one of the Additional Indexes and underperformed the other for the one-year period. The Board also noted that the comparison of the Fund’s investment performance to its benchmark was more relevant than the comparison of the Fund’s investment performance to either of the Additional Indexes because the Fund’s benchmark is more representative of the composition of the Fund’s portfolio. The Board concluded that, in light of the recent changes to the Fund’s principal investment strategies, the Board needs more time to evaluate the effectiveness of the changes.

Fees and Expenses. The Board noted that the advisory fee for the Fund was higher than the median advisory fees for the Fund’s Category and Peer Group and that the total expense ratio for the Fund, net of waivers or reimbursements, was higher than the median expense ratios for its Category and Peer Group. The Board also noted that the Adviser makes use of a complex and unique proprietary strategy for managing the Fund’s portfolio and that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2016 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount. On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the Van Eck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. The Board further noted that, in evaluating the reasonableness of the Adviser’s profits from managing any particular Fund, it would be appropriate to consider the size of the Adviser relative to other firms in the investment management industry and the impact on the Adviser’s profits of the volatility of the markets in which the Funds invest and the volatility of cash flows into and out of the Funds through various market cycles. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser, if any, are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as the Fund grows and whether the Fund’s fee schedule, which includes breakpoints, reflects these economies of scale for the benefit of shareholders. The Board concluded that, with respect to the Fund, the economies of scale being realized, if any, are currently being shared by the Adviser and the Fund, and that adding or modifying existing breakpoints would not be warranted at this time for the Fund.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to such factors, the members of the Board relied upon the advice of independent legal counsel and their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors considered in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board (comprised exclusively of Independent Trustees) concluded that the continuation of the Advisory Agreement is in the interests of shareholders and, accordingly, the Board approved the continuation of the Advisory Agreement for an additional one-year period.

18

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
666 Third Avenue, New York, NY 10017
vaneck.com
Account Assistance:	800.544.4653

vaneck.com

VIPEMBSAR

SEMI-ANNUAL REPORT
J U N E 3 0 , 2 0 1 5 ( u n a u d i t e d )

Van Eck VIP Trust

Van Eck VIP Global Gold Fund

Van Eck VIP Global Gold Fund

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of June 30, 2015 and are subject to change.

VAN ECK VIP GLOBAL GOLD FUND

(unaudited)

Dear Shareholder:

The Class S shares of the Van Eck VIP Global Gold Fund (the “Fund”) fell 4.72% during the six-month period ended June 30, 2015. To compare, the NYSE Arca Gold Miners Index (GDMNTR)1 was down 3.51% for the same period. The Fund’s underperformance relative to the benchmark was primarily due to the Fund being underweight Newmont Mining (1.4% of Fund net assets†), which gained 23.9%, and overweight Eldorado Gold (5.2% of Fund net assets†), which declined 31.8% through the first half of 2015. Newmont’s first quarter results beat expectations and the company has made good progress paring down its debt. Eldorado’s poor performance was due to its exposure to Greece. Eldorado’s Skourries project is in construction and permitted to European Union standards. Yet, the new Greek government has made unprecedented moves to curtail development that, we believe, will eventually be reversed once the economic benefits of the project are fully appreciated.

Gold Sector Overview

■	Gold started the year strong, climbing 8.4% in the month of January. Concerns over currencies, deflation, and sovereign debt caused gold to advance in tandem with the U.S. dollar as safe haven assets, and gold traded as high as $1,308 per ounce on January 22.
■	In February, the market’s attention shifted from global financial risk to U.S. monetary policy expectations.
■	The gold price dropped more than $30 per ounce on both February 6 and March 6, following stronger than expected U.S. employment reports that increased market expectations for a Federal Reserve (Fed) rate hike.
■	Gold closed at a first half low of $1,150 per ounce on March 17.
■	During the rest of the period, there were no significant changes in financial risks, economic outlook, or physical demand to drive the price of gold in either direction.
■	The gold price moved up and down around the $1,200 per ounce level driven primarily by U.S. economic data releases and the markets’ interpretation of how the data affected the timing of the anticipated Fed funds rate increase.
■	Gold did not react to the worsening situation in Greece that led to a default on IMF debt and a referendum vote rejecting the bailout terms set out by the European Union (EU). The reason gold has languished, in our view, is that a worst-case scenario for Greece would have a minimal economic impact on Europe and no discernable impact on the rest of the world.
■	Holdings of global gold bullion ETPs have been stable this year, declining only 0.4% year to date as of the end of June.
■	Gold closed at $1,172.42 per ounce on June 30, down $12.44 per ounce, a loss of 1.05% for the first half of 2015.

The performance of gold stocks was mixed during the first half of 2015, with June being a particularly difficult month for gold-related equities. During the month of June, GDMNTR was down 9.4%, while small-cap gold mining stocks, as represented by the Market Vectors Junior Gold Miners Index (MVGDXJTR),2 declined 6.6%.

However, during the first six months of 2015, GDMNTR was down only 3.51%, while MVGDXJTR gained 0.55%. The junior companies managed to outperform both the larger companies and gold bullion. Perhaps some of the merger and acquisition activity we have seen this year, has reminded the market of the “takeover option” embedded in many of the smaller companies but rarely priced-in, leading to increased interest in the junior sector as of late.

While second quarter reporting has yet to be released at the time of this letter, we can examine the first quarter results from gold companies that were announced over the course of the first half of 2015. Some companies beat earnings and operating expectations, while others disappointed. Many of the companies that failed to meet expectations maintained their 2015 full year guidance, targeting improved results in the second half of the year. Overall, the trend appears to be for lower operating costs this year, with many companies reporting lower than expected costs in the first quarter. Over the last couple of years, companies have been successful in redesigning mine plans and optimizing their businesses and operations to reduce costs. Lower fuel prices and weaker currencies are also having a positive impact on costs. Continued sector focus on improving operating efficiencies to reduce costs further suggests that companies are well positioned to contain costs at present levels, and thus, we expect that potential increases in the gold price should translate into margin growth.

Fund Review

The Fund maintained an emphasis on companies that have strong balance sheets and favorable cost structures, as well as royalty and streaming companies, which have no operating costs. The Fund continues to be almost fully invested in equities, positioned to benefit from what we expect will be an outperformance of gold stocks relative to the metal in a rising gold price environment. As of the end of June 2015, the Fund’s cash position and gold bullion ETF holdings represented 3.8% and 2.6% of net assets, respectively.

1

VAN ECK VIP GLOBAL GOLD FUND

(unaudited)

Australian company Evolution Mining (2.3% of Fund net assets†) was the best performing stock in the portfolio, up 82% during the first half, following asset acquisitions that transformed the company from a junior to a mid-tier producer. The company, along with other Australian producers, is also benefiting from the positive effects of a weaker Australian dollar on its U.S. dollar denominated costs. New Gold (2.7% of Fund net assets†) underperformed (down 37%), primarily due, we believe, to its copper exposure and capital spending program. We find New Gold’s valuation attractive, even at spot copper prices, as well as its growth profile as it progresses construction of a new mine, Rainy River, in Canada.

Outlook

Low gold prices have been driven largely by weak investment demand in the West, where investors have shown little concern for financial or economic risks. Offsetting weak western demand, gold is probably the only metal that has seen increased Chinese demand in the overall metals bear market.

China has been building its official gold position to help enable the Yuan to become a global reserve currency. In its last official announcement in 2009, China stated that it had 1,054 tonnes of official gold reserves. Recently on July 17, China disclosed that their official gold reserves are now 1,658 tonnes, a 57% increase.

Other developments outside of official gold holdings are ongoing. On June 22, the Bank of China became the first Chinese bank to join the auction process that sets the gold price in the London market. On July 1, the London Bullion Market Association agreed to specifications set by the Shanghai Gold Exchange to facilitate trading of the 9999 (99.99% fine) kilobar market that is popular in Asia. China has also announced the establishment of an international gold fund with approximately 60 countries as members. According to Xinhua, the official Chinese news agency, the project will help the central banks of member states to acquire gold for their reserves more easily. Chinese mining companies Shandong Gold and Shaanxi Gold would take a combined 60% stake, with the rest owned by financial institutions.

Other Chinese gold companies have been taking advantage of attractive valuations in the bear market to expand their businesses. For example, Zijin Mining (not held by Fund) has made nearly $1 billion in acquisitions in the past year, one of which is a 50% interest in the Porgera mine to become a joint venture partner with Barrick Gold in Papua New Guinea.

All of this indicates to us that China is: 1) striving to place Shanghai on an equal footing in the global gold market with Tokyo, New York, and London; 2) working to transfer the center of gravity for gold pricing from the futures exchange in New York to Asia, where the largest physical markets are located; 3) establishing a pipeline of gold production to refineries and exchanges that ensures that Asians have access to the gold market if and when the flow of gold from the West to the East dries up; and 4) establishing gold as a key component of Asia’s monetary system.

On the consumer side, using Thomson Reuters GFMS 20143 demand and Wikipedia population statistics, Chinese per capita gold consumption for bars, coins, and fabrication is 69% of Japanese and 63% of South Korean per capita consumption. In 2014, China consumed 919 tonnes, compared to Japan at 124 tonnes and South Korea at 55 tonnes. As China strives to rival the wealth of its developed neighbors, we believe the scope for further demand in Asia could underpin gold prices for years to come.

The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small- or mid-cap companies. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus and summary prospectus for information on these and other risk considerations.

2

We appreciate your continued investment in the Van Eck VIP Global Gold Fund, and we look forward to helping you meet your investment goals in the future.

Joseph M. Foster	Imaru Casanova
Portfolio Manager	Deputy Portfolio Manager

July 20, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

†	All Fund assets referenced are Total Net Assets as of June 30, 2015.

[1]	NYSE Arca Gold Miners (GDMNTR) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[2]	Market Vectors® Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, flat-adjusted index comprised of a focused group of small- and mid-cap companies in the gold or silver mining industry.

[3]	Thompson Reuters GFMS Gold Survey 2014.
3

VAN ECK VIP GLOBAL GOLD FUND

TOP TEN EQUITY HOLDINGS*

June 30, 2015 (unaudited)

Agnico-Eagle Mines Ltd.	6.2%
Royal Gold, Inc.	5.9%
B2Gold Corp.	5.8%
Eldorado Gold Corp.	5.2%
Tahoe Resources, Inc.	5.0%
Randgold Resources Ltd.	4.8%
Franco-Nevada Corp.	4.6%
Goldcorp, Inc.	4.3%
Silver Wheaton Corp.	4.2%
Newcrest Mining Ltd.	3.3%
* Percentage of net assets. Portfolio is subject to change.
4

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 to June 30, 2015.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Global Gold Fund

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2015 –
	January 1, 2015	June 30, 2015	June 30, 2015
Actual	$1,000.00	$ 954.30	$7.03
Hypothetical**	$1,000.00	$1,017.60	$7.25
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2015), of 1.45% multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.
5

VAN ECK VIP GLOBAL GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number of
Shares		Value

COMMON STOCKS: 94.4%

Australia: 7.4%
225,692	Evolution Mining Ltd. #	$201,498
429,768	Gold Road Resources Ltd. * #	141,661
187,000	Gryphon Minerals Ltd. * #	9,133
28,000	Newcrest Mining Ltd. * #	281,936
		634,228
Canada: 66.8%
6,537	Agnico-Eagle Mines Ltd.	185,590
12,400	Agnico-Eagle Mines Ltd. (USD)	351,788
7,000	Alamos Gold, Inc.	39,624
20,000	Alamos Gold, Inc. (USD)	113,200
70,000	Argonaut Gold, Inc. *	94,155
29,000	Asanko Gold, Inc. *	51,081
32,000	Asanko Gold, Inc. (USD) *	54,720
77,000	AuRico Gold, Inc. (USD)	218,680
145,017	B2Gold Corp. *	221,763
180,000	B2Gold Corp. (USD) *	275,400
43,000	Bear Creek Mining Corp. *	32,018
58,700	Belo Sun Mining Corp. *	11,514
67,800	Continental Gold, Inc. *	163,393
11,000	Corvus Gold, Inc. *	5,901
21,000	Corvus Gold, Inc. (USD) *	11,107
57,000	Eastmain Resources, Inc. *	19,167
108,800	Eldorado Gold Corp. (USD)	450,432
10,000	Fortuna Silver Mines, Inc. (USD) *	36,600
8,300	Franco-Nevada Corp. (USD)	395,495
13,000	Gold Canyon Resources, Inc. *	1,457
22,800	Goldcorp, Inc. (USD)	369,360
54,000	Guyana Goldfields, Inc. *	171,209
112,000	Integra Gold Corp * # § ø 144A	27,260
168,500	Integra Gold Corp. *	43,171
60,000	Klondex Mines Ltd. *	163,331
13,000	Lundin Gold, Inc. *	40,957
6,000	MAG Silver Corp. (USD) *	46,980
2,500	New Gold, Inc. *	6,705
84,500	New Gold, Inc. (USD) *	227,305
22,000	Newcastle Gold Ltd. *	6,341
18,000	NovaGold Resources, Inc. (USD) *	61,560
148,300	Orezone Gold Corp. *	42,151
14,000	Osisko Gold Royalties Ltd.	176,205
47,200	Premier Gold Mines Ltd. *	91,452
10,000	Pretium Resources, Inc. *	54,123
18,000	Pretium Resources, Inc. (USD) *	97,560
30,000	Primero Mining Corp. (USD) *	116,700
187,000	Romarco Minerals, Inc. *	63,631
121,200	Roxgold, Inc. * 144A	74,719
6,000	Rubicon Minerals Corp. *	6,245
48,000	Rubicon Minerals Corp. (USD) *	50,400
57,200	Sabina Gold & Silver Corp. *	20,151
83,000	Semafo, Inc. *	223,282
20,700	Silver Wheaton Corp. (USD)	358,938
4,500	Sulliden Mining Capital, Inc. *	865
80,914	Timmins Gold Corp. *	45,348
17,000	TMAC Resources, Inc. * §	81,665
183,000	Torex Gold Resources, Inc. *	165,564
16,823	Yamana Gold, Inc.	50,644
47,000	Yamana Gold, Inc. (USD)	141,000
		5,757,907
Number of Shares		Value

Mexico: 1.8%
14,000	Fresnillo Plc (GBP) #	$152,667
United Kingdom: 6.2%
10,000	Acacia Mining Plc #	47,415
132,600	Amara Mining Plc * #	28,612
107,000	Lydian International Ltd. (CAD) *	44,548
6,200	Randgold Resources Ltd. (ADR)	415,090
		535,665
United States: 12.2%
5,000	Newmont Mining Corp.	116,800
8,200	Royal Gold, Inc.	505,038
35,854	Tahoe Resources, Inc. (CAD)	434,611
		1,056,449
Total Common Stocks (Cost: $9,789,960)		8,136,916
EXCHANGE TRADED FUND: 2.6% (Cost: $241,646)
2,000	SPDR Gold Trust *	224,740
MONEY MARKET FUND: 3.7% (Cost: $315,698)
315,698	AIM Treasury Portfolio – Institutional Class	315,698
Total Investments: 100.7% (Cost: $10,347,304)		8,677,354
Liabilities in excess of other assets: (0.7)%		(58,641)
NET ASSETS: 100.0%		$8,618,713

ADR — American Depositary Receipt

CAD — Canadian Dollar

GBP — British Pound

USD — United States Dollar

*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $890,182 which represents 10.3% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $108,925 which represents 1.3% of net assets.
ø	Restricted Security — the aggregate value of restricted securities is $27,260, or 0.3% of net assets.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $101,979, or 1.2% of net assets.

See Notes to Consolidated Financial Statements

6

As of June 30, 2015, the Fund had the following open forward foreign currency contracts:

				Unrealized
Counterparty	Contracts to deliver	In Exchange For	Settlement Date	Depreciation
State Street Bank And Trust Company	USD 82,839	CAD 102,000	7/7/2015	$(1,180)

CAD	Canadian Dollar
USD	United States Dollar

Restricted securities held by the Fund as of June 30, 2015 are as follows:

	Acquisition	Number of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
Integra Gold Corp.	04/17/15	112,000	$25,647	$27,260	0.3%

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Diversified Metals & Mining	0.5%	$39,318
Gold	81.1	7,034,919
Precious Metals & Minerals	7.1	620,161
Silver	5.1	442,518
Exchange Traded Fund	2.6	224,740
Money Market Fund	3.6	315,698
	100.0%	$8,677,354

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$—	$634,228	$—	$634,228
Canada	5,730,647	27,260	—	5,757,907
Mexico	—	152,667	—	152,667
United Kingdom	459,638	76,027	—	535,665
United States	1,056,449	—	—	1,056,449
Exchange Traded Fund	224,740	—	—	224,740
Money Market Fund	315,698	—	—	315,698
Total	$7,787,172	$890,182	$—	$8,677,354
Other Financial Instruments:
Forward Foreign Currency Contracts	$—	$(1,180)	$—	$(1,180)

There were no transfers between levels during the period ended June 30, 2015.

See Notes to Consolidated Financial Statements

7

VAN ECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015 (unaudited)

Assets:
Investments, at value (Cost $10,347,304)	$8,677,354
Cash	11,203
Cash denominated in foreign currency, at value (Cost $647)	647
Receivables:
Investments sold	94,921
Due from Adviser	2,414
Dividends	2,904
Prepaid expenses	1,182
Total assets	8,790,625

Liabilities:
Payables:
Investments purchased	144,142
Shares of beneficial interest redeemed	11,134
Due to Distributor	1,843
Deferred Trustee fees	2,047
Accrued expenses	11,566
Unrealized depreciation on forward foreign currency contracts	1,180
Total liabilities	171,912
NET ASSETS	$8,618,713
Shares of beneficial interest outstanding	1,415,430
Net asset value, redemption and offering price per share	$6.09

Net Assets consist of:
Aggregate paid in capital	$11,061,201
Net unrealized depreciation	(1,670,107)
Accumulated net investment loss	(76,092)
Accumulated net realized loss	(696,289)
$8,618,713

See Notes to Consolidated Financial Statements

8

CONSOLIDATED STATEMENT OF OPERATIONS

For the Period Ended June 30, 2015 (unaudited)

Income:
Dividends (net of foreign taxes withheld of $4,148)		$32,172

Expenses:
Management fees	33,017
Distribution fees	11,006
Transfer agent fees	5,323
Administration fees	11,006
Custodian fees	6,865
Professional fees	14,091
Reports to shareholders	9,033
Insurance	2,432
Trustees’ fees and expenses	568
Other	3,553
Total expenses	96,894
Waiver of management fees	(32,956)
Net expenses		63,938
Net investment loss		(31,766)

Net realized gain (loss) on:
Investments		(587,168)
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities		25,804
Net realized loss		(561,364)

Net change in unrealized appreciation (depreciation) on:
Investments		146,643
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities		(100)
Net change in unrealized appreciation (depreciation)		146,543
Net Decrease in Net Assets Resulting from Operations		$(446,587)

See Notes to Consolidated Financial Statements

9

VAN ECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30, 2015	December 31, 2014
	(unaudited)
Operations:
Net investment loss	$(31,766)	$(65,813)
Net realized gain (loss)	(561,364)	50,962
Net change in unrealized appreciation (depreciation)	146,543	(1,011,244)
Net decrease in net assets resulting from operations	(446,587)	(1,026,095)

Dividends and Distributions to shareholders from:
Net investment income	—	(22,846)
Net realized gains	(40,209)	—
Total dividends and distributions	(40,209)	(22,846)

Share transactions*:
Proceeds from sale of shares	3,631,837	5,949,479
Reinvestment of dividends and distributions	40,209	22,846
Cost of shares redeemed	(2,165,155)	(2,145,228)
Net increase in net assets resulting from share transactions	1,506,891	3,827,097
Total increase in net assets	1,020,095	2,778,156

Net Assets:
Beginning of period	7,598,618	4,820,462
End of period (including accumulated net investment loss of ($76,092) and ($44,326), respectively)	$8,618,713	$7,598,618

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	548,664	755,327
Shares reinvested	5,616	3,018
Shares redeemed	(321,965)	(279,241)
Net increase	232,315	479,104

See Notes to Consolidated Financial Statements

10

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	For the			For the Period
	Six Months			April 26, 2013(a)
	Ended		Year Ended	through
	June 30, 2015		December 31, 2014	December 31, 2013
	(unaudited)
Net asset value, beginning of period	$6.42		$6.85	$8.88
Income from investment operations:
Net investment loss	(0.02)		(0.04)	(0.02)
Net realized and unrealized loss on investments	(0.28)		(0.36)	(2.01)
Total from investment operations	(0.30)		(0.40)	(2.03)
Less dividends and distributions from:
Net investment income	—		(0.03)	—
Net realized gains	(0.03)		—	—
Total dividends and distributions	(0.03)		(0.03)	—
Net asset value, end of period	$6.09		$6.42	$6.85
Total return(b)	(4.72	)%(c)	(5.89)%	(22.86	)%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$8,619		$7,599	$4,820
Ratio of gross expenses to average net assets	2.20	%(d)	2.41%	4.82	%(d)
Ratio of net expenses to average net assets	1.45	%(d)	1.45%	1.45	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.45	%(d)	1.45%	1.45	%(d)
Ratio of net investment loss to average net assets	(0.72	)%(d)	(0.88)%	(0.55	)%(d)
Portfolio turnover rate	20	%(c)	33%	33	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Consolidated Financial Statements

11

VAN ECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Global Gold Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. The Fund may effect certain investments through the VIP Gold Fund Subsidiary (the “Subsidiary”), a wholly owned subsidiary. The Fund currently offers a single class of shares: Class S shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Consolidated Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices in active markets for identical securities.
12

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Consolidated Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Consolidated Schedule of Investments.

B.	Basis for Consolidation—The Subsidiary, a Cayman Islands exempted company, was incorporated on January 25, 2013. The Subsidiary acts as an investment vehicle in order to effect certain investments on behalf of the Fund. All interfund account balances and transactions between the Fund and Subsidiary have been eliminated in consolidation. As of June 30, 2015, the Fund held $243,449 in its Subsidiary, representing 2.8% of the Fund’s net assets.

C.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Consolidated Statement of Operations.

E.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

F.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of the disclosure are found below as well as in the Schedule of Investments.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Consolidated Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund held forward foreign currency contracts for one month during the period ended June 30, 2015 with an average unrealized depreciation of $1,180. Forward foreign currency contracts held at June 30, 2015 are reflected in the Schedule of Investments.
13

VAN ECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited) (continued)

At June 30, 2015, the Fund had the following derivative instruments:

Liability Derivatives
Foreign Currency Risk
Forward foreign currency contracts[1]	$1,180

[1]	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency contracts

The impact of transactions in derivative instruments, during the period ended June 30, 2015, was as follows:

Foreign Currency Risk
Realized gain(loss):
Forward foreign currency contacts[2]	$(770)
Net change in appreciation (depreciation):
Forward foreign currency contracts[3]	(1,013)

[2]	Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities

[3]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities

G.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Fund to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments. Collateral, if any, held at June 30, 2015 is presented in the Schedule of Investments.

The table below presents both gross and net information about the derivative instruments eligible for offset in the Consolidated Statement of Assets and Liabilities subject to master netting or similar agreements, as well as financial collateral received or pledged (including cash collateral) as of June 30, 2015. Collateral, if any, is disclosed up to an amount of 100% of the net amount of unrealized gain/loss for the respective financial instruments. In general, collateral received or pledged exceeds the net amount of the unrealized gain/loss or market value of financial instruments.

Gross Amount
		Offset in the	Net Amount of
	Gross	Consolidated	Liabilities Presented
	Amount of	Statement of	in the Consolidated	Financial
	Recognized	Assets and	Statement of Assets	Instruments and
	Liabilities	Liabilities	and Liabilities	Collateral Pledged	Net Amount
Forward foreign currency contracts	$1,180	$—	$1,180	$—	$1,180

H.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets, 0.65% of the next $250 million of average daily net assets and 0.50% of the average daily net assets in excess of $750 million. The Adviser has agreed, at least until May 1, 2016, to waive management fees and/or assume expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.45% of the Fund’s average daily net assets. For the period ended June 30, 2015, the Adviser waived management fees in the amount of $32,956. Certain

14

officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation (the “Distributor”).

The Adviser also performs accounting and administrative services for the Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for the Fund per year on the first $750 million of the average daily net assets and 0.20% per year of the average daily net assets in excess of $750 million. During the period ended June 30, 2015, the Adviser received $11,006 from the Fund pursuant to this contract.

Note 4—12b-1 Plan of Distribution—The Trust and the Distributor are parties to a distribution agreement dated April 26, 2013. The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of the Fund’s average daily net assets.

Note 5—Investments—For the period ended June 30, 2015, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $3,295,447 and $1,673,551, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2015 was $10,548,713 and net unrealized depreciation aggregated to $1,871,359 of which $375,373 related to appreciated securities and $2,246,732 related to depreciated securities.

The tax character of dividends and distributions paid to shareholders was as follows:

Year Ended
December 31, 2014
Ordinary income	$22,132
Long-term capital gains	714
$22,846

During the year ended December 31, 2014, the Fund utilized $43,191 of capital loss carryforwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on return filings for all open tax years. Therefore, no provision for income tax is required in the Fund’s consolidated financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the period ended June 30, 2015, the Fund did not incur any interest or penalties.

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. In addition, the Fund may invest up to 25% of its net assets in gold and silver coins, gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

At June 30, 2015, the Adviser owns approximately 8% of the Fund’s outstanding shares of beneficial interest. Additionally, the aggregate shareholder accounts of two insurance companies own approximately 77% and 14% of the Fund’s outstanding shares of beneficial interest.

15

VAN ECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited) (continued)

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Consolidated Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Consolidated Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—Certain Funds of the Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2015, the Fund had no borrowings under the Facility.

Note 10—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the period ended June 30, 2015, the Fund had no securities lending activity.

Note 11—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the consolidated financial statements were issued.

16

APPROVAL OF ADVISORY AGREEMENT

June 30, 2015 (unaudited)

VAN ECK VIP TRUST

VAN ECK VIP GLOBAL GOLD FUND
(the “Fund”)

Approval of Advisory Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval. On June 25, 2015, the Board of Trustees (the “Board”) of Van Eck VIP Trust (the “Trust”), which is comprised exclusively of Independent Trustees, voted to approve the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Board and furnished by the Adviser for meetings of the Board held on June 11, 2015 and June 24 and 25, 2015 specifically for the purpose of considering the continuation of the Advisory Agreement. The written and oral reports provided to the Board included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by an independent consultant comparing the Fund’s investment performance (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) with respect to a representative class of shares of the Fund for the one-, three-, five- and ten-year periods ended March 31, 2015 with those of (i) a universe of mutual funds selected by the independent consultant with similar portfolio holding characteristics, share class attributes and other operational characteristics as the Fund (the “Category”), (ii) a sub-group of funds selected from the Category by the independent consultant further limited to approximate more closely the Fund’s investment style, expense structure and asset size (the “Peer Group”) and (iii) an appropriate benchmark index;

■	A report prepared by an independent consultant comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2014 with a similar share class of each fund in the (i) Category and (ii) Peer Group;

■	A supplemental report prepared by an independent consultant comparing total management fees, which include both combined advisory and administrative fees (the “Management Fees”), and separately, the administrative fees, with respect to a representative class of shares of the Fund during its fiscal year ended December 31, 2014 with those of the Fund’s (i) Category and (ii) Peer Group;

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the Van Eck complex of mutual funds as a whole (the “Van Eck Complex”);

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for the Fund and the Comparable Products, the sizes of the Comparable Products and the identity of the individuals responsible for managing the Comparable Products;
17

VAN ECK VIP GLOBAL GOLD FUND

APPROVAL OF ADVISORY AGREEMENT

(unaudited) (continued)

■	Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser on behalf of the Fund, and reports regarding a variety of compliance-related issues;

■	Information with respect to the Adviser’s brokerage practices, including the Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser from research acquired with soft dollars;

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities, including the methodologies used in making fair value determinations, and the Adviser’s due diligence process for recommending the selection of pricing vendors and monitoring the quality of the inputs provided by such vendors;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files (both physical and electronic), as well as of any communications with third parties containing Fund and shareholder information, including reports regarding the Adviser’s cybersecurity framework and its implementation, the identification and monitoring of cybersecurity risks (including the risks that arise out of arrangements with third party service providers), the Adviser’s cybersecurity response policy which is being finalized and will document the Adviser’s processes for the suitable escalation, remediation and communication of a cybersecurity event and other initiatives of the Adviser to mitigate cybersecurity risks;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees, including reports regarding the administration of the Adviser’s code of ethics and the Adviser’s policy with respect to investments in the Fund by the Adviser’s investment personnel;

■	Descriptions of the processes that the Adviser uses to evaluate and monitor the liquidity of fixed-income instruments and information regarding the actions the Adviser has taken with respect to risk management and disclosure matters relating to changing fixed income market conditions;

■	Descriptions of sub-transfer agency, omnibus account and other shareholder servicing arrangements for the Fund with intermediaries (collectively, “Servicing Arrangements”), including a description of the services provided by the intermediaries pursuant to such Servicing Arrangements and the payment terms of the Servicing Arrangements, as well as reports regarding the amounts paid pursuant to the Servicing Arrangements and the amounts paid to intermediaries with respect to the Fund by the Adviser pursuant to any revenue sharing arrangements and Servicing Arrangements (to the extent not paid by the Fund);

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to reduce the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving a portion of its fees or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser in recent periods to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products, including exchange-traded funds, hedge funds, separate accounts and UCITs, one or more of which may invest in the same financial markets and may be managed by the same investment professionals according to a similar investment objective and/or strategy as the Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the

18

Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the advisory fee and expense ratio data described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is for periods on an annualized basis ended March 31, 2015, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2014.

Performance. The Board noted, based on a review of comparative annualized total returns, that the Fund had outperformed its Category median, as well as its benchmark index, for the one-year period, but had underperformed its Peer Group median over the same period. In light of the Fund’s brief operating history, the Board concluded that additional time is needed to evaluate the performance of the Fund.

Fees and Expenses. The Board noted that the Fund pays an advisory fee, as well as a separate administrative fee. The Board further noted that the fees payable for advisory services were lower than the median advisory fees of its Peer Group and Category. The Board also noted that the Fund’s total expense ratio, net of waivers or reimbursements, was lower than the median expense ratios of its Peer Group and Category. The Board also noted that the Management Fees (which include both advisory and administrative fees) were equal to the median Management Fees of its Peer Group and Category. The Board then noted that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2016 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount. On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the Van Eck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history The Board further noted that, in evaluating the reasonableness of the Adviser’s profits from managing any particular Fund, it would be appropriate to consider the size of the Adviser relative to other firms in the investment management industry and the impact on the Adviser’s profits of the volatility of the markets in which the Funds invest and the volatility of cash flows into and out of the Funds through various market cycles. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser, if any, are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as the Fund grows and whether the Fund’s fee schedule, which includes breakpoints, reflects these economies of scale for the benefit of shareholders. The Board concluded that, with respect to the Fund, the economies of scale being realized, if any, are currently being shared by the Adviser and the Fund, and that adding or modifying existing breakpoints would not be warranted at this time for the Fund.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to such factors, the members of the Board relied upon the advice of independent legal counsel and their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors considered in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board (comprised exclusively of Independent Trustees) concluded that the continuation of the Advisory Agreement is in the interests of shareholders and, accordingly, the Board approved the continuation of the Advisory Agreement for an additional one-year period.

19

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
666 Third Avenue, New York, NY 10017
vaneck.com
Account Assistance:	800.544.4653

vaneck.com

VIPGGSAR

SEMI-ANNUAL REPORT
J U N E 3 0 , 2 0 1 5 ( u n a u d i t e d )

Van Eck VIP Trust

Van Eck VIP Long/Short Equity Index Fund

Van Eck VIP Long/Short Equity Index Fund

The information contained in this enclosed shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of June 30, 2015 and are subject to change.

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

(unaudited)

Dear Shareholder:

The performance of the Class S shares of the Van Eck VIP Long/Short Equity Index Fund (the “Fund”) was flat, with a return of 0.03%, for the six months ended June 30, 2015. The Fund seeks to track, before fees and expenses, the performance of the Market Vectors North America Long/Short Equity Index1 (the “Index”).

The Index follows a rules-based methodology to capture the performance of a group of North America-focused long/short equity hedge funds. The Index is unique in that: (1) the peer group is refined based on geographic focus; (2) the peer group is enhanced by excluding funds with performances that are inconsistent with that of the peer group as a whole; and (3) it is made investable by identifying exchange traded products that reflect the performance of the enhanced peer group.

The Index returned 0.63% during the period. The performance of both the Fund and Index were consistent with the Morningstar Long/Short Equity Peer Group Average, 2 which gained 0.40% over the six-month period. Interestingly, the average U.S. dollar investment in long/short equity mutual funds returned -1.59% for the same period. This return was calculated by asset-weighting3 the Morningstar Long/Short Equity Peer Group.

Market Overview

Long/short equity strategies struggled to generate performance during the first half of 2015 primarily due to the lackluster performance of the broad U.S. equity market with the S&P 500 Index returning 1.23%.4 A deeper look into the returns of U.S. equities during the period shows significant dispersion based on market capitalization and style, with small-cap5 stocks outperforming large-cap6 stocks by 3.33% and growth7 stocks outperforming value8 stocks by 4.84%.

The CBOE Volatility Index9 (VIX Index), which is often referred to as the fear gauge of the market, increased in January due to concerns of a potential Greek exit from the Euro, the continued decline in the price of oil,10 and mixed economic data. The S&P 500 Index declined by 3% in January but returned an impressive 5.74% in February as volatility declined significantly. The VIX Index spiked again in late June due both to growth concerns in China that led to a rapid decline in the Shanghai Composite Index11 and to the drama surrounding the potential that Greece might exit the Euro.

Fund Review — Performance Drivers

The exposures of the Index are dynamic in that they adjust monthly based on the overall exposures of the refined and enhanced peer group of long/short equity hedge funds. The holdings of the Fund are predominantly long and short equity ETFs and short-term U.S. Treasury debt obligations that seek to mirror the risk exposures of the non-investable Index. Both the long and short sides of the portfolio posted small gains for the period. On the long side, the Fund’s largest long contributors were positions in ETFs that track the consumer discretionary sector, the materials sector, and mid-cap equities. The largest long detractors were positions in ETFs that tracked large-cap and small-cap equities. On the short side, positions in consumer staples and high yield debt posted gains that exceeded small losses in mid-cap equities and investment grade debt.

The Fund is subject to market risk, including possible loss of principal. Because the Fund is a “fund-of funds,” an investor will indirectly bear the principal risks of the exchange-traded products in which it invests, including but not limited to, risks associated with smaller companies, foreign securities, emerging markets, debt securities, commodities and derivatives. With respect to derivatives, the use of leverage may magnify losses. The Fund will bear its share of the fees and expenses of the exchange-traded products. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in an exchange-traded product. Because the Fund invests in exchange-traded products, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an exchange-traded product’s shares may be higher or lower than the value of its underlying assets, there may be a lack of liquidity in the shares of the exchange-traded product, or trading may be halted by the exchange on which they trade. Debt securities may be subject to credit risk and interest rate risk. Investments in debt securities typically decrease in value when interest rates rise. The Fund may actively engage in short selling, which entails special risks. If the Fund makes short sales in securities that increase in value, the fund will lose value. Because the Adviser relies heavily on proprietary quantitative models, the Fund is also subject to model and data risk. Please see the prospectus and summary prospectus for information on these and other risk considerations.

1

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

(unaudited) (continued)

We look forward to your participation in the Van Eck VIP Long/Short Equity Index Fund and to helping you meet your investment needs in the future.

Marc S. Freed	David Schassler
Portfolio Manager	Deputy Portfolio Manager

July 16, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	Market Vectors® North America Long/Short Equity Index (MVLSNATR) is constructed using a rules based process and seeks to capture the performance of a group of long/short equity hedge funds that focus on North American companies. This is done by identifying an initial universe of North American focused long/short equity hedge funds, and then eliminating outlier hedge funds, typically eliminating more of the underperforming outlier hedge funds, from the initial universe with a patented True Alpha® (True α®) metric that scores and ranks funds based on their risk-adjusted performance over a twelve month period.
[2]	Morningstar Long/Short Equity Peer Group Average is calculated using the total returns of all US funds that are classified by Morningstar as long/short equity. Each fund is equal-weighted in the peer group to calculate an average monthly return.
[3]	Morningstar Long/Short Equity Peer Group – Asset Weighted is calculated using the total returns of all US funds that are classified by Morningstar as long/short equity. Each fund is asset-weighted in the peer group to give a higher weighting to funds with more assets.
[4]	S&P 500® Index consists of 500 widely held common stocks covering industrial, utility, financial, and transportation sectors.
[5]	Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.
[6]	Russell Top 200 Index is a benchmark index for U.S.-based large-cap stocks; the average member has a market cap above $100 billion.
[7]	Russell 3000 Growth Index is a market capitalization weighted index, based on the Russell 3000 Index, used to provide a gauge of the performance of growth stocks in the U.S.
[8]	Russell 3000 Value Index is a market capitalization weighted index, based on the Russell 3000 Index, used to provide a gauge of the performance of U.S. stocks in the equity value segment.
[9]	CBOE Volatility Index, a popular measure of the implied volatility of S&P 500 Index options, represents one measure of the market’s expectation of stock market volatility over the next 30 day period.
[10]	Brent Crude Active Futures Contract – Brent is the reference for about two-thirds of the oil traded around the world.
[11]	Shanghai Composite Index is a stock market index of all stocks (A shares and B shares) that are traded at the Shanghai Stock Exchange.
2

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 to June 30, 2015.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Long/Short Equity Index Fund

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2015–
	January 1, 2015	June 30, 2015	June 30, 2015
Actual	$1,000.00	$1,000.30	$5.90
Hypothetical**	$1,000.00	$1,018.89	$5.96
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2015), of 1.19% multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
3

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number of Shares		Value

EXCHANGE TRADED FUNDS: 85.2%
3,812	Industrial Select Sector SPDR Fund	$206,077
2,797	iShares Russell Mid-Cap Value ETF	206,307
4,269	Materials Select Sector SPDR Fund	206,577
6,735	SPDR Barclays Short Term Corporate Bond ETF	206,091
1,671	Vanguard Small-Cap ETF	202,976
Total Exchange Traded Funds (Cost: $1,045,151)		1,028,028
Principal Amount
SHORT-TERM INVESTMENTS: 25.4%
Government Obligation: 20.7% (Cost: $249,998)
$250,000	United States Treasury Bill 0.02%, 07/16/15	249,998
Number of Shares		Value

Money Market Fund: 4.7% (Cost: $56,929)
56,929	AIM Treasury Portfolio – Institutional Class	$56,929
Total Short-term Investments (Cost: $306,927)		306,927
Total Investments: 110.6% (Cost: $1,352,078)		1,334,955
Liabilities in excess of other assets: (10.6)%		(127,624)
NET ASSETS: 100.0%		$1,207,331
SECURITIES SOLD SHORT: (5.7)%
Exchange Traded Fund: (5.7)% (Proceeds: $(69,223))
(2,842)	Financial Select Sector SPDR Fund (a)	(69,288)
Total Securities Sold Short (Proceeds: $(69,223))		$(69,288)

(a)	Segregated cash collateral for securities sold short is $277,065.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Exchange Traded Funds	77.0%	$1,028,028
Government	18.7	249,998
Money Market Fund	4.3	56,929
	100.0%	$1,334,955

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

Long positions	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Exchange Traded Funds	$1,028,028	$—	$—	$1,028,028
Short-term Investments
Government Obligation	—	249,998	—	249,998
Money Market Fund	56,929	—	—	56,929
Total	$1,084,957	$249,998	$—	$1,334,955

Short positions	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Exchange Traded Fund	$(69,288)	$—	$—	$(69,288)

There were no transfers between levels during the period ended June 30, 2015.

See Notes to Financial Statements

4

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015 (unaudited)

Assets:
Investments, at value (Cost $1,352,078)	$1,334,955
Deposits with broker for securities sold short	277,065
Receivables:
Investments sold	69,223
Due from Adviser	4,763
Total assets	1,686,006
Liabilities:
Securities sold short (Proceeds $69,223)	69,288
Payables:
Investments purchased	375,673
Due to Distributor	250
Deferred Trustee fees	262
Accrued expenses	33,202
Total liabilities	478,675
NET ASSETS	$1,207,331
Shares of beneficial interest outstanding	48,423
Net asset value, redemption and offering price per share	$24.93
Net Assets consist of:
Aggregate paid in capital	$1,218,052
Net unrealized depreciation	(17,188)
Accumulated net investment loss	(3,723)
Accumulated net realized gain	10,190
$1,207,331

See Notes to Financial Statements

5

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2015 (unaudited)

Income:
Dividends		$3,023

Expenses:
Management fees	3,627
Distribution fees	1,395
Transfer agent fees	3,247
Custodian fees	3,950
Professional fees	14,691
Reports to shareholders	11,423
Trustees’ fees and expenses	97
Dividends on securities sold short	1,344
Other	962
Total expenses	40,736
Waiver of management fees	(3,627)
Expenses assumed by the Adviser	(30,456)
Net expenses		6,653
Net investment loss		(3,630)

Net realized gain (loss) on:
Investments		14,521
Securities sold short		(3,283)
Net realized gain		11,238

Net change in unrealized appreciation (depreciation) on:
Investments		(16,716)
Securities sold short		7,977
Net change in unrealized appreciation (depreciation)		(8,739)
Net Decrease in Net Assets Resulting from Operations		$(1,131)

See Notes to Financial Statements

6

STATEMENT OF CHANGES IN NET ASSETS

		Period Ended
		September 17,
	Six Months Ended	2014 (a) through
	June 30, 2015	December 31, 2014
	(unaudited)
Operations:
Net investment income (loss)	$(3,630)	$2,126
Net realized gain	11,238	18,340
Net change in unrealized appreciation (depreciation)	(8,739)	(8,449)
Net increase (decrease) in net assets resulting from operations	(1,131)	12,017

Dividends and Distributions to shareholders from:
Net investment income	(2,219)	—
Net realized gains	(19,388)	—
Total dividends and distributions	(21,607)	—

Share transactions*:
Proceeds from sale of shares	183,697	1,016,714
Reinvestment of dividends and distributions	21,607	—
Cost of shares redeemed	(3,966)	—
Net increase in net assets resulting from share transactions	201,338	1,016,714
Total increase in net assets	178,600	1,028,731

Net Assets:
Beginning of period	1,028,731	—
End of period (including undistributed (accumulated) net investment income (loss) of ($3,723) and $2,126, respectively)	$1,207,331	$1,028,731

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	7,273	40,421
Shares reinvested	887	—
Shares redeemed	(158)	—
Net increase	8,002	40,421

(a)	Commencement of operations

See Notes to Financial Statements

7

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

			For the Period
	For the Six		September 17,
	Months Ended		2014 (a) through
	June 30, 2015		December 31, 2014
	(unaudited)
Net asset value, beginning of period	$25.45		$25.15
Income from investment operations:
Net investment income (loss)	(0.08)		0.05
Net realized and unrealized gain on investments	0.07		0.25
Total from investment operations	(0.01)		0.30
Less dividends and distributions from:
Net investment income	(0.05)		—
Net realized gains	(0.46)		—
Total dividends and distributions	(0.51)		—
Net asset value, end of period	$24.93		$25.45
Total return (b)	0.03	%(c)	1.19	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,207		$1,029
Ratio of gross expenses to average net assets (e)	7.30	%(d)	21.70	%(d)
Ratio of net expenses to average net assets (e)	1.19	%(d)	1.53	%(d)
Ratio of net expenses, excluding dividends on securities sold short, to average net assets (e)	0.95	%(d)	0.95	%(d)
Ratio of net investment income (loss) to average net assets (e)	(0.65	)%(d)	0.73	%(d)
Portfolio turnover rate	344	%(c)	276	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.

See Notes to Financial Statements

8

NOTES TO FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Long/Short Equity Index Fund (the “Fund”) is a non-diversified series of the Trust and was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities, consisting of substantially all of the securities in substantially the same weighting in the Market Vectors North America Long/Short Equity Index, which is published by Market Vectors Index Solutions GmbH, a wholly-owned subsidiary of Van Eck Associates Corporation (the “Adviser”). The Fund currently offers a single class of shares: Class S Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Exchange traded funds as well as closed-end publicly listed fund investments are valued at their official market closing price and are categorized as Level 1 in the fair value hierarchy. Securities for which quotations are not readily available are stated at fair value as determined by the Pricing Committee of the Adviser appointed by the Board of Trustees. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that
9

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Securities Sold Short—A short sale occurs when a Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily in accordance with the fair value methodology described in Note 2A. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends and interest on short sales are recorded as an expense by the Fund on the ex-dividend date or interest payment date, respectively. Cash as collected is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions. Securities sold short at June 30, 2015 are reflected in the Schedule of Investments.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivative instruments during the period ended June 30, 2015.

G.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on annual rate of 0.65% of the Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2016, to waive management fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 0.95% of the Fund’s average daily net assets. For the period ended June 30, 2015, the Adviser waived management fees in the amount of $3,627 and assumed other expenses

10

of $30,456. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation (the “Distributor”).

Note 4—12b-1 Plan of Distribution—The Trust and the Distributor are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of average daily net assets.

Note 5—Investments—For the period ended June 30, 2015, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $2,473,458 and $2,206,384, respectively. Proceeds of short sales and the cost of purchases of short sale covers aggregated $560,223 and $710,097, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2015 was $1,352,207 and net unrealized depreciation aggregated $17,252 of which $17,252 related to depreciated securities.

At December 31, 2014, the Fund had no capital loss carryforwards available to offset future capital gains.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations. During the period ended June 30, 2015, the Fund did not incur any interest or penalties.

Note 7—Concentration Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may concentrate its investments in exchange traded products that invest directly in, or have exposure to, equity and debt securities, as well as other asset categories such as commodities and derivative instruments. Such investments may subject the exchange traded product to greater volatility than investments in traditional securities.

At June 30, 2015, the Adviser owns approximately 84% of the Fund’s outstanding shares of beneficial interest. The aggregate shareholder accounts of one insurance company own approximately 14% of the Fund’s outstanding shares of beneficial interest.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the period ended June 30, 2015, there was no securities lending activity.

Note 10—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective July 24, 2015, the Fund may participate in a $30 million committed credit facility to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The Fund has agreed to pay commitment fees, pro rata, based on the unused but available balance.

11

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

APPROVAL OF ADVISORY AGREEMENT

June 30, 2015 (unaudited)

VAN ECK VIP TRUST

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND
(the “Fund”)

Approval of Advisory Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval. On June 25, 2015, the Board of Trustees (the “Board”) of Van Eck VIP Trust (the “Trust”), which is comprised exclusively of Independent Trustees, voted to approve the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Board and furnished by the Adviser for meetings of the Board held on June 11, 2015 and June 24 and 25, 2015 specifically for the purpose of considering the continuation of the Advisory Agreement. The written and oral reports provided to the Board included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by an independent consultant comparing the Fund’s investment performance (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) with respect to a representative class of shares of the Fund for the one-, three-, five- and ten-year periods ended March 31, 2015 with those of (i) a universe of mutual funds selected by the independent consultant with similar portfolio holding characteristics, share class attributes and other operational characteristics as the Fund (the “Category”), (ii) a sub-group of funds selected from the Category by the independent consultant further limited to approximate more closely the Fund’s investment style, expense structure and asset size (the “Peer Group”) and (iii) an appropriate benchmark index;

■	A report prepared by an independent consultant comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2014 with a similar share class of each fund in the (i) Category and (ii) Peer Group;

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the Van Eck complex of mutual funds as a whole (the “Van Eck Complex”);

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for the Fund and the Comparable Products, the sizes of the Comparable Products and the identity of the individuals responsible for managing the Comparable Products;

■	Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser on behalf of the Fund, and reports regarding a variety of compliance-related issues;

■	Information with respect to the Adviser’s brokerage practices, including the Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser from research acquired with soft dollars;
12

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities, including the methodologies used in making fair value determinations, and the Adviser’s due diligence process for recommending the selection of pricing vendors and monitoring the quality of the inputs provided by such vendors;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files (both physical and electronic), as well as of any communications with third parties containing Fund and shareholder information, including reports regarding the Adviser’s cybersecurity framework and its implementation, the identification and monitoring of cybersecurity risks (including the risks that arise out of arrangements with third party service providers), the Adviser’s cybersecurity response policy which is being finalized and will document the Adviser’s processes for the suitable escalation, remediation and communication of a cybersecurity event and other initiatives of the Adviser to mitigate cybersecurity risks;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees, including reports regarding the administration of the Adviser’s code of ethics and the Adviser’s policy with respect to investments in the Fund by the Adviser’s investment personnel;

■	Descriptions of the processes that the Adviser uses to evaluate and monitor the liquidity of fixed-income instruments and information regarding the actions the Adviser has taken with respect to risk management and disclosure matters relating to changing fixed income market conditions;

■	Descriptions of sub-transfer agency, omnibus account and other shareholder servicing arrangements for the Fund with intermediaries (collectively, “Servicing Arrangements”), including a description of the services provided by the intermediaries pursuant to such Servicing Arrangements and the payment terms of the Servicing Arrangements, as well as reports regarding the amounts paid pursuant to the Servicing Arrangements and the amounts paid to intermediaries with respect to the Fund by the Adviser pursuant to any revenue sharing arrangements and Servicing Arrangements (to the extent not paid by the Fund);

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to reduce the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving a portion of its fees or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser in recent periods to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products, including exchange-traded funds, hedge funds, separate accounts and UCITs, one or more of which may invest in the same financial markets and may be managed by the same investment professionals according to a similar investment objective and/or strategy as the Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the advisory fee and expense ratio data described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is for periods on an annualized basis ended March 31, 2015, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2014.

13

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

APPROVAL OF ADVISORY AGREEMENT

(unaudited) (continued)

Performance. The Board noted that the Fund commenced operations on September 17, 2014. In light of the Fund’s brief operating history, the Board concluded that additional time is needed to evaluate the performance of the Fund.

Fees and Expenses. The Board noted that the fees payable for advisory services and the total expense ratio, net of waivers or reimbursements, were lower than the median advisory fees and total expense ratios of the Fund’s Category and Peer Group. The Board also noted that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2016 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount. On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the Van Eck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. The Board further noted that, in evaluating the reasonableness of the Adviser’s profits from managing any particular Fund, it would be appropriate to consider the size of the Adviser relative to other firms in the investment management industry and the impact on the Adviser’s profits of the volatility of the markets in which the Funds invest and the volatility of cash flows into and out of the Funds through various market cycles. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser, if any, are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as the Fund grows and whether the Fund’s fee schedule, which includes breakpoints, reflects these economies of scale for the benefit of shareholders. The Board concluded that, with respect to the Fund, the economies of scale being realized, if any, are currently being shared by the Adviser and the Fund, and that adding or modifying existing breakpoints would not be warranted at this time for the Fund.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to such factors, the members of the Board relied upon the advice of independent legal counsel and their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors considered in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board (comprised exclusively of Independent Trustees) concluded that the continuation of the Advisory Agreement is in the interests of shareholders and, accordingly, the Board approved the continuation of the Advisory Agreement for an additional one-year period.

14

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
666 Third Avenue, New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com

VIPLSESAR

Item 2. CODE OF ETHICS.

  Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

  Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules
     13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a)
       under the Act (17 CFR 270.30a-2(a)) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer & Chief Financial Officer
                         ---------------------------------------------------------
Date September 4, 2015
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, Chief Executive Officer
                        --------------------------------------------
Date September 4, 2015
     ------------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer & Chief Financial Officer
                        -----------------------------------------------------------

Date September 4, 2015
     ------------------